                                                 Registration No. 33-21844
                                                                  811-5555
    -----------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /  X  /

                          Pre-Effective Amendment No.

                     Post-Effective Amendment No.      13

                                    AND/OR

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
              ACT OF 1940                                 /     /

             Amendment No.      15                        /  X  /

                        Sanford C. Bernstein Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)
                  767 Fifth Avenue, New York, New York  10153
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 486-5800

                            Stuart K. Nelson, Esq.
                               767 Fifth Avenue
                           New York, New York  10153
                    (Name and Address of Agent for Service)
                              ------------------
                                  Copies to:
                            Joel H. Goldberg, Esq.
                   Shereff, Friedman, Hoffman & Goodman LLP
                               919 Third Avenue
                           New York, New York  10022
                              ------------------
          Approximate Date of Proposed Public Offering:  Continuous.
                              ------------------
            It is proposed that this filing will become effective:

----    immediately upon filing pursuant to paragraph (b), or

 X      on February 1, 1996 pursuant to paragraph (b), or


----    75 days after filing pursuant to paragraph (a), or
----    on (date) pursuant to paragraph (a), of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of its Common Stock $.001 par value under the Securities Act of 1933, and has filed a Rule 24f-2 Notice for the most recent fiscal year on November 14, 1995.



This filing contains two (2) Prospectuses, a regular Prospectus covering ten of the eleven series of shares of Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-1), an Institutional Services Prospectus covering three of the eleven series of shares of Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-2) and one Statement of Additional Information which is common to both Prospectuses. The Prospectus and Statement of Additional Information with respect to the Emerging Markets Value Portfolio, one of the eleven series of Sanford C. Bernstein Fund, Inc., filed pursuant to Post-Effective Amendment No. 12, is still in full force and effect and remains unaffected by this filing.

                        SANFORD C. BERNSTEIN FUND, INC.

                             CROSS-REFERENCE SHEET
                         (as required by Rule 481(a))

N-1A Item No.
-------------


                                                           Location in Regular
Part A-1                                                        Prospectus
--------                                                   -------------------
Item 1.  Cover Page .....................................   Cover Page

Item 2.  Synopsis .......................................   Fee Table

Item 3.  Condensed Financial
         Information ....................................   Financial Highlights

Item 4.  General Description of
         Registrant .....................................   The Fund; Investment
                                                            Objectives and
                                                            Policies of the
                                                            Portfolios;
                                                            Investments; Special
                                                            Investment
                                                            Techniques

Item 5.  Management of the Fund .........................   Management of the
                                                            Portfolios

Item 5A. Management's Discussion
         of Fund Performance ............................   Not Applicable

Item 6.  Capital Stock and Other
         Securities .....................................   The Fund; Dividends,
                                                            Distributions and
                                                            Taxes; Description
                                                            of Shares

Item 7.  Purchase of Securities
         Being Offered ..................................   Purchase of Shares;
                                                            Exchanges of Shares

Item 8.  Redemption or Repurchase .......................   Redemption of Shares

Item 9.  Pending Legal Proceedings ......................   Not Applicable


                        SANFORD C. BERNSTEIN FUND, INC.

                             CROSS-REFERENCE SHEET
                         (as required by Rule 481(a))

N-1A Item No.
-------------



                                                Location in Institutional
Part A-2                                           Services Prospectus
--------                                        -------------------------
Item 1.  Cover Page ........................    Cover Page

Item 2.  Synopsis ..........................    Fee Table

Item 3.  Condensed Financial
         Information .......................    Financial Highlights

Item 4.  General Description of
         Registrant ........................    The Fund; Investment
                                                Objectives and
                                                Policies of the
                                                Portfolios;
                                                Investments; Special
                                                Investment
                                                Techniques

Item 5.  Management of the Fund ............    Management of the
                                                Portfolios

Item 5A. Management's Discussion
         of Fund Performance ...............    Not Applicable

Item 6.  Capital Stock and Other
         Securities ........................    The Fund; Dividends,
                                                Distributions and
                                                Taxes; Description
                                                of Shares

Item 7.  Purchase of Securities
         Being Offered .....................    Participating in
                                                Your Plan

Item 8.  Redemption or Repurchase ..........    Participating in

                                                Your Plan

Item 9.  Pending Legal Proceedings .........    Not Applicable

                                                Location in Statement
                                                        of
Part B                                          Additional Information
------                                          ----------------------
Item 10. Cover Page ......................      Cover Page

Item 11. Table of Contents ...............      Table of Contents

Item 12. General Information
         and History .....................      Not Applicable

Item 13. Investment Objectives
         and Policies ....................      Investment Objectives
                                                and Policies;
                                                Investment
                                                Restrictions

Item 14. Management of the Fund ..........      Manager and
                                                Distributor

Item 15. Control Persons and
         Principal Holders of
         Securities ......................      Directors and
                                                Officers and
                                                Principal Holders
                                                of Securities

Item 16. Investment Advisory and
         Other Services ..................      Directors and
                                                Officers and
                                                Principal Holders
                                                of Securities and
                                                Manager and
                                                Distributor

Item 17. Brokerage Allocation and
         Other Practices .................      Portfolio
                                                Transactions
                                                and Brokerage

Item 18. Capital Stock and Other
         Securities ......................      Not Applicable


Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered ...................      Net Asset Value;
                                                Purchase and
                                                Redemption of Shares

Item 20. Tax Status ......................      Taxes






                                         Location in Statement
                                                  of
Part B                                   Additional Information
------                                   ----------------------
Item 21. Underwriters ...............    Manager and Distributor

Item 22. Calculation of
         Performance Data ...........    Performance

Item 23. Financial Statements .......    Custodian, Transfer
                                         Agent, Independent
                                         Accountants and
                                         Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                        SANFORD C. BERNSTEIN FUND, INC.
                               767 Fifth Avenue
                           New York, New York  10153
                                (212) 756-4097

                                  PROSPECTUS

February 1, 1996


     Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This type of company is commonly referred to as a mutual fund. This Prospectus relates to ten of the Fund's series of shares, each representing a separate portfolio of securities and each having its own investment objectives. Sanford C. Bernstein & Co., Inc. ("Bernstein," or the "Manager") serves as Investment Manager to each series.


     The Bernstein Fixed-Income Portfolios aim to generate the highest total return consistent with safety of principal and the financial objectives of the Portfolios.

     The Bernstein International Value Portfolio seeks long-term capital growth on a total return basis (capital appreciation or depreciation plus dividends and interest) principally through investment in equity securities of established non-U.S. companies. Investments may be made solely for capital appreciation, solely for income or any combination of the two for the purpose of achieving a higher overall return.

     This Prospectus sets forth information you ought to know before investing in the Fund. You should read it carefully and retain it for future reference. You can find more information about the Fund in the Statement of Additional Information (the "SAI") dated February 1, 1996, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. You may obtain a copy of the SAI without charge by calling or writing the Fund at the above telephone number or address.

The minimum initial investment in any Portfolio is $25,000. Different minimums are applicable with respect to subsequent investments. The Fund may change the provisions concerning minimum investments at any time.


BERNSTEIN FIXED-INCOME PORTFOLIO OBJECTIVES/POLICIES

SHORT-DURATION PORTFOLIOS

Bernstein Government Short Duration: Page__
 o Limit state and local taxation; and
 o Invest largely in U.S. government and agency securities.


Bernstein Short Duration Plus: Page__
 o Choose primarily from a broad universe of high-grade fixed-income instruments.


Bernstein Short Duration New York Municipal: Page__
 o Provide income while limiting federal, state and local taxation for New York residents.


Bernstein Short Duration California Municipal: Page__
 o Provide income while limiting federal and California personal income taxation for state residents.


Bernstein Short Duration Diversified Municipal: Page__
 o Provide income while limiting federal taxation.

INTERMEDIATE-DURATION PORTFOLIOS

Bernstein New York Municipal: Page__
 o Maximize total after-tax return for New York State residents, taking into account the taxable nature of interest on taxable bonds and capital gains.


Bernstein California Municipal: Page__
 o Maximize total after-tax return for California residents, taking into account the taxable nature of interest on taxable bonds and capital gains.


Bernstein Diversified Municipal: Page__
 o Maximize total after-tax return, taking into account the taxable nature of interest on taxable bonds and capital gains.


Bernstein Intermediate Duration: Page__
 o Choose primarily from a broad universe of high-grade fixed-income instruments.

BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO OBJECTIVES

Bernstein International Value:  Page __
 o Invest primarily in equity securities of established foreign companies in the countries comprising the EAFE index, plus Canada.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            (front cover - page 1)

FEE TABLE

                                                   Bernstein         Bernstein      Bernstein     Bernstein    Bernstein
                                                 Short Duration   Short Duration  Short Duration  Government     Short
                                                   California       Diversified      New York       Short      Duration
                                                   Municipal         Municipal       Municipal     Duration      Plus
                                                   Portfolio         Portfolio       Portfolio     Portfolio   Portfolio
Shareholder Transaction Expenses

   Sales Load Imposed on Purchases                     None            None            None          None         None
     (as a  percentage of offering price)

   Sales Load Imposed on Reinvested                    None            None            None          None         None
      Dividends (as a percentage of offering
        price)

   Deferred Sales Load (as a percentage of             None            None            None         None          None
      original purchase price or redemption
        proceeds)

   Redemption Fees                                     None            None            None         None          None
      (as a percentage of amount redeemed)

   Exchange Fees                                       None            None            None         None          None

Annual Portfolio Operating Expenses
   (as a percentage of average net assets)

   Management Fees                                     .50%            .50%            .50%         .50%          .50%

   12b-1 Fees                                          None            None            None         None          None

   Other Expenses
      Shareholder Servicing & Administrative Fees      .10%            .10%            .10%         .10%          .10%
      All Other Expenses After Expense                 .13%            .12%            .13%         .09%          .05%
        Reimbursement

Total Portfolio Operating Expenses                     .73%            .72%            .73%         .69%          .65%

Example
   A  Portfolio would pay the following expenses
      on a $1,000 investment, assuming 5% annual
      return:
                                1 Yr.                   $ 7           $ 7               $ 7         $ 7            $ 7
                                3 Yrs. (cum.)           $23           $23               $23         $22            $21
                                5 Yrs. (cum.)           $41           $40               $41         $38            $36
                               10 Yrs. (cum.)           $91           $89               $91         $86            $81

FEE TABLE

                                                    Bernstein       Bernstein      Bernstein     Bernstein     Bernstein
                                                    New York        California    Diversified   Intermediate  International
                                                    Municipal       Municipal      Municipal     Duration        Value
                                                    Portfolio       Portfolio      Portfolio     Portfolio     Portfolio
Shareholder Transaction Expenses

   Sales Load Imposed on Purchases                     None            None            None         None          None
      (as a  percentage of offering price)

   Sales Load Imposed on Reinvested Dividends          None            None            None         None          None
       (as a percentage of offering price)

   Deferred Sales Load (as a percentage                None            None            None         None          None
      of original purchase price or redemption
       proceeds)

   Redemption Fees                                     None            None            None         None          None
      (as a percentage of amount redeemed)

   Exchange Fees                                       None            None            None         None          None

Annual Portfolio Operating Expenses
   (as a percentage of average net assets)

   Management Fees                                     .50%            .50%            .50%         .50%          1.00%

   12b-1 Fees                                          None            None            None         None          None

   Other Expenses
      Shareholder Servicing &
         Administrative Fees                           .10%            .10%            .10%         .10%          .25%
      All Other Expenses After Expense
         Reimbursement                                 .06%            .09%            .06%         .04%          .10%

Total Portfolio Operating Expenses                     .66%            .69%            .66%         .64%         1.35%

Example
   A  Portfolio would pay the following expenses
      on a $1,000 investment, assuming 5% annual
      return:
                                1 Yr.                   $ 7             $ 7            $ 7          $ 7           $ 14
                                3 Yrs. (cum.)           $21             $22            $21          $20           $ 43
                                5 Yrs. (cum.)           $37             $38            $37          $36           $ 74
                               10 Yrs. (cum.)           $82             $86            $82          $80           $162

     The purpose of the fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund is no-load, there are no redemption fees, and there are no charges for shareholders on monthly payment plans. "Other Expenses" for all Portfolios are based on amounts for the fiscal year ended September 30, 1995. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown. For the period commencing October 3, 1994 through and including October 2, 1996, Bernstein has agreed to assume the expenses of each of the Bernstein Short Duration California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Short Duration New York Municipal Portfolio (collectively, the "Short Duration Municipal Portfolios"), to the extent aggregate operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.79% per annum of the Portfolios' average daily net assets. If Bernstein had not assumed these expenses during the fiscal year ended September 30, 1995, the shareholders of the Bernstein Short Duration California Municipal Portfolio would have incurred total annual operating expenses of .80%, the shareholders of the Bernstein Short Duration Diversified Municipal Portfolio would have incurred total annual operating expenses of .81%, and the shareholders of the Bernstein Short Duration New York Municipal Portfolio would have incurred total annual operating expenses of .79%. A more complete description of the various costs and expenses will be found under "Management of the Portfolios" on page ____. Shareholders of the Fund do not need to open a brokerage account with Bernstein; shareholders may elect to take delivery of the shares or to make alternate arrangements for custodying them. If a shareholder holds Fund shares in a Bernstein brokerage account, Bernstein (not the Fund) will charge an annual maintenance fee of $100 for accounts with assets of less than $400,000 under the management of Bernstein's Equity and/or Fixed-Income Investment Policy Groups. This fee is deducted from cash held in the brokerage account or, if insufficient cash is maintained in the brokerage account, by selling securities. Bernstein does not charge this fee on accounts that are included in a group of related accounts as defined by Bernstein with combined assets of $400,000 or more. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Financial Highlights

     Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; and September 30, 1991, have been audited by Price Waterhouse LLP. The related financial statements and the report of independent accountants for the period ended September 30, 1995 are included in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1995, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.


                                                              Bernstein International                Bernstein Government Short
                                                                  Value Portfolio                        Duration Portfolio
                                            -------------------------------------------------------  -------------------------
                                            Year Ended      Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                              9/30/95         9/30/94      9/30/93      9/30/92(a)     9/30/95       9/30/94
                                             ----------------------------------------------------------------------------------
Net asset value, beginning of period           $16.57         $15.39        $11.98       $12.50        $12.34        $12.87
                                               ------         ------        ------       ------        ------        ------
Income from investment operations:
Investment income, net                           0.18           0.19          0.05         0.02          0.69          0.49
Net realized and unrealized gain (loss) on
 investments, futures, and foreign
 currencies                                      0.07           1.13          3.54        (0.54)         0.21         (0.38)
                                               ------         ------        ------       ------        ------        ------
     Total from investment operations            0.25           1.32          3.59        (0.52)         0.90          0.11
                                               ------         ------        ------       ------        ------        ------
Less distributions:
  Dividends from taxable
     net investment income                      (0.11)         (0.02)        (0.05)           0         (0.69)        (0.49)

Dividends from tax-exempt net
   investment income                                0              0             0            0             0             0
Distributions from net realized gains           (0.63)         (0.12)        (0.13)           0             0             0
Distributions in excess of net
realized gains due to timing differences            0              0             0            0             0         (0.15)
                                               ------         ------        ------       ------        ------        ------
Total distributions                             (0.74)         (0.14)        (0.18)           0         (0.69)        (0.64)
                                               ------         ------        ------       ------        ------        ------

Net asset value, end of period                 $16.08         $16.57        $15.39       $11.98        $12.55        $12.34
                                               ======         ======        ======       ======        ======        ======
Total Return                                     1.84%          8.55%        30.45%       (4.16)%        7.55%         0.85%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)    $1,996,112     $1,343,266      $539,936      $75,255      $143,723      $185,028
Average net assets (000 omitted)           $1,591,703       $948,563      $235,839      $41,234      $145,710      $188,013
Ratio of expenses to average net assets          1.35%          1.39%         1.53%        2.00%*        0.69%         0.68%
Ratio of net investment income
 to average net assets                           1.17%          1.13%         1.27%        0.59%*        5.58%         3.85%
Portfolio turnover rate                         29.53%         23.78%        21.22%        1.12%        49.34%       213.02%


*Annualized
(a) Commenced operations June 22, 1992

                                       5


                                                              (cont.) Bernstein Government Short
                                                                     Duration Portfolio
                                            ----------------------------------------------------------------------
                                              Year Ended      Year Ended   Year Ended    Year Ended    Year Ended
                                                9/30/93         9/30/92      9/30/91      9/30/90        9/30/89(b)
                                             ----------------------------------------------------------------------
Net asset value, beginning of period             $13.14         $12.93        $12.58         $12.61       $12.50
                                               --------       --------      --------       --------     --------
Income from investment operations:
Investment income, net                             0.44           0.66          0.86           0.95         0.72
Net realized and unrealized gain (loss) on
 investments, futures, and foreign
 currencies                                        0.20           0.41          0.41           0.05         0.11
                                               --------       --------      --------       --------     --------
     Total from investment operations              0.64           1.07          1.27           1.00         0.83
                                               --------       --------      --------       --------     --------
Less distributions:
Dividends from taxable net investment
 income                                           (0.44)         (0.66)        (0.86)         (0.95)       (0.72)

Dividends from tax-exempt net
   investment income                                  0              0             0              0            0
Distributions from net realized gains             (0.47)         (0.20)        (0.06)         (0.08)           0
Distributions in excess of net
realized gains due to timing differences              0              0             0              0            0
                                               --------       --------      --------       --------     --------
Total distributions                               (0.91)         (0.86)        (0.92)         (1.03)       (0.72)
                                               --------       --------      --------       --------     --------
Net asset value, end of period                   $12.87         $13.14        $12.93         $12.58       $12.61
                                               ========       ========      ========       ========     ========
Total Return                                       5.11%          8.57%        10.47%          8.29%        6.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)        $212,531       $254,950      $211,566       $159,490     $138,052
Average net assets (000 omitted)               $239,462       $238,381      $184,175       $159,170     $107,512
Ratio of expenses to average net assets            0.68%          0.68%         0.70%          0.72%        0.85%*
Ratio of net investment income
 to average net assets                             3.40%          5.02%         6.67%          7.52%        7.82%*
Portfolio turnover rate                          130.40%        220.86%       175.87%        171.41%      141.20%

(b) Commenced operations January 3, 1989

                                                              Bernstein Short Duration Plus Portfolio
                                            ----------------------------------------------------------------------
                                              Year Ended      Year Ended   Year Ended    Year Ended    Year Ended
                                                9/30/95         9/30/94      9/30/93      9/30/92        9/30/91
                                             ----------------------------------------------------------------------

Net asset value, beginning of period             $12.32         $12.89        $13.14         $12.84       $12.50
                                               --------       --------      --------       --------     --------
Income from investment operations:
Investment income, net                             0.70           0.55          0.59           0.75         0.94
Net realized and unrealized gain (loss) on
 investments, futures, and foreign
 currencies                                        0.18          (0.40)         0.10           0.44         0.41
                                               --------       --------      --------       --------     --------
     Total from investment operations              0.88           0.15          0.69           1.19         1.35
                                               --------       --------      --------       --------     --------
Less distributions:
Dividends from taxable net investment
 income                                           (0.71)         (0.56)        (0.59)         (0.75)       (0.94)

Dividends from tax-exempt net
   investment income                                  0              0             0              0            0
Distributions from net realized gains                 0              0         (0.35)         (0.14)       (0.07)
Distributions in excess of net
realized gains due to timing differences              0          (0.16)            0              0            0
                                               --------       --------      --------       --------     --------
Total distributions                               (0.71)         (0.72)        (0.94)         (0.89)       (1.01)
                                               --------       --------      --------       --------     --------
Net asset value, end of period                   $12.49         $12.32        $12.89         $13.14       $12.84
                                               ========       ========      ========       ========     ========
Total Return                                       7.36%          1.14%         5.49%          9.60%       11.26%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)        $534,462       $550,415      $508,959       $535,980     $435,334
Average net assets (000 omitted)               $536,042       $529,892      $535,889       $482,467     $405,457
Ratio of expenses to average net assets            0.65%          0.65%         0.66%          0.66%        0.67%
Ratio of net investment income
 to average net assets                             5.69%          4.30%         4.52%          5.75%        7.42%
Portfolio turnover rate                           61.03%        285.80%       112.87%        169.60%      140.03%

     Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; and September 30, 1991, have been audited by Price Waterhouse LLP. The related financial statements and the report of independent accountants for the period ended September 30, 1995 are included in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1995, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                               (cont.) Bernstein Short
                                               Duration Plus Portfolio          Bernstein Intermediate Duration Portfolio
                                            --------------------------  ----------------------------------------------------------
                                              Year Ended  Year Ended   Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                9/30/90     9/30/89(c)   9/30/95     9/30/94      9/30/93     9/30/92    9/30/91
                                             -------------------------  ----------------------------------------------------------


Net asset value, beginning of period            $12.62      $12.50        $12.54      $13.92      $13.82      $13.19      $12.36
                                              --------    --------    ----------    --------    --------    --------    --------
Income from investment operations:
  Investment income, net                          0.97        0.78          0.78        0.68        0.76        0.90        1.00
  Net realized and unrealized gain (loss)
    on investments, futures, and foreign
    currencies                                   (0.01)       0.12          0.77       (1.15)       0.68        0.79        0.85
                                              --------    --------    ----------    --------    --------    --------    --------
    Total from investment operations              0.96        0.90          1.55       (0.47)       1.44        1.69        1.85
                                              --------    --------    ----------    --------    --------    --------    --------
Less distributions:
  Dividends from taxable net
    investment income                            (0.97)      (0.78)        (0.79)      (0.70)      (0.76)      (0.90)      (1.00)
  Dividends from tax-exempt
    net investment income                            0           0             0           0           0           0           0
  Distributions from net realized gains          (0.11)          0             0       (0.08)      (0.58)      (0.16)      (0.02)
  Distributions in excess of net realized
    gains due to timing differences                  0           0             0       (0.13)          0           0           0
                                              --------    --------    ----------    --------    --------    --------    --------
    Total distributions                          (1.08)      (0.78)        (0.79)      (0.91)      (1.34)      (1.06)      (1.02)
                                              --------    --------    ----------    --------    --------    --------    --------

Net asset value, end of period                  $12.50      $12.62        $13.30      $12.54      $13.92      $13.82      $13.19
                                              ========    ========    ==========    ========    ========    ========    ========
Total Return                                      7.88%       7.41%        12.82%      (3.54)%     11.30%      13.32%      15.54%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)     $391,131    $335,310    $1,142,768    $848,529    $693,772    $524,301    $375,345

  Average net assets (000 omitted)            $374,101    $263,899    $  957,247    $764,519    $595,273    $444,750    $304,034
  Ratio of expenses to average net assets         0.68%       0.75%*        0.64%       0.65%       0.66%       0.67%       0.68%
Ratio of net investment income
  to average net assets                           7.67%       7.91%*        6.11%       5.14%       5.59%       6.64%       7.80%
Portfolio turnover rate                         155.21%     132.82%       212.40%     203.73%      60.77%     149.71%      81.04%


Annualized
(c) Commenced operations December 12, 1988

                                                                              7






                                           (cont.) Bernstein Intermediate
                                                  Duration Portfolio              Bernstein Diversified Municipal Portfolio
                                            -----------------------------   ------------------------------------------------------
                                              Year Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                                9/30/90        9/30/89(d)     9/30/95       9/30/94         9/30/93       9/30/92
                                             ----------------------------   ------------------------------------------------------

Net asset value, beginning of period            $12.82         $12.50         $12.99          $13.78         $13.40         $13.01
                                              --------       --------       --------        --------       --------       --------
Income from investment operations:
  Investment income, net                          0.98           0.69           0.65            0.61           0.63           0.71
  Net realized and unrealized gain (loss)
    on investments, futures, and foreign
    currencies                                   (0.25)          0.32           0.51           (0.72)          0.49           0.42
                                              --------       --------       --------        --------       --------       --------
    Total from investment operations              0.73           1.01           1.16           (0.11)          1.12           1.13
                                              --------       --------       --------        --------       --------       --------
Less distributions:
  Dividends from taxable net
    investment income                            (0.98)         (0.69)         (0.02)          (0.01)         (0.01)         (0.11)
  Dividends from tax-exempt
    net investment income                            0              0          (0.63)          (0.60)         (0.62)         (0.60)
  Distributions from net realized gains          (0.21)             0              0           (0.03)         (0.11)         (0.03)
  Distributions in excess of net realized
    gains due to timing differences                  0              0              0           (0.04)             0              0
                                              --------       --------       --------        --------       --------       --------
    Total distributions                          (1.19)         (0.69)         (0.65)          (0.68)         (0.74)         (0.74)
                                              --------       --------       --------        --------       --------       --------
Net asset value, end of period                  $12.36         $12.82         $13.50          $12.99         $13.78         $13.40
                                              ========       ========       ========        ========       ========       ========
Total Return                                      5.90%          8.25%          9.16%          (0.80)%         8.61%          8.91%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)     $240,779       $183,480       $660,814        $522,134       $449,668       $301,746

  Average net assets (000 omitted)            $218,760       $135,549       $572,769        $509,380       $375,576       $256,850
  Ratio of expenses to average net assets         0.71%          0.83%*         0.66%           0.67%          0.69%          0.69%
Ratio of net investment income
  to average net assets                           7.77%          7.74%*         4.89%           4.57%          4.64%          5.33%
Portfolio turnover rate                         119.09%        121.11%         42.55%          34.45%         34.74%         48.22%


                                                                                                     Bernstein California
                                            (cont.) Bernstein Diversified Municipal Portfolio        Municipal Portfolio
                                            -------------------------------------------------   ----------------------------------
                                                  Year Ended     Year Ended      Year Ended      Year Ended      Year Ended
                                                    9/30/91        9/30/90         9/30/89(e)      9/30/95         9/30/94
                                             ------------------------------------------------   ----------------------------------

Net asset value, beginning of period                $12.51          $12.52          $12.50          $13.06          $13.83
                                                  --------        --------        --------        --------        --------
Income from investment operations:
  Investment income, net                              0.73            0.74            0.52            0.64            0.61
  Net realized and unrealized gain (loss)
    on investments, futures, and foreign
    currencies                                        0.51            0.04            0.02            0.52           (0.74)
                                                  --------        --------        --------        --------        --------
    Total from investment operations                  1.24            0.78            0.54            1.16           (0.13)
                                                  --------        --------        --------        --------        --------
Less distributions:
  Dividends from taxable net
    investment income                                (0.06)          (0.03)          (0.03)          (0.05)          (0.02)
  Dividends from tax-exempt
    net investment income                            (0.67)          (0.71)          (0.49)          (0.59)          (0.59)
  Distributions from net realized gains              (0.01)          (0.05)              0               0               0
  Distributions in excess of net realized
    gains due to timing differences                      0               0               0               0           (0.03)
                                                  --------        --------        --------        --------        --------
    Total distributions                              (0.74)          (0.79)          (0.52)          (0.64)          (0.64)
                                                  --------        --------        --------        --------        --------
Net asset value, end of period                      $13.01          $12.51          $12.52          $13.58          $13.06
                                                  ========        ========        ========        ========        ========
Total Return                                         10.21%           6.35%           4.41%           9.11%          (0.98)%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)         $210,417        $157,730        $108,653        $213,951        $192,993

  Average net assets (000 omitted)                $179,375        $142,712        $ 87,945        $185,990        $168,797
  Ratio of expenses to average net assets             0.71%           0.75%           0.91%*          0.69%           0.70%
Ratio of net investment income
  to average net assets                               5.69%           5.83%           5.75%*          4.78%           4.51%
Portfolio turnover rate                              33.91%          47.25%          19.52%          63.89%          24.55%

*Annualized

(d) Commenced operations January 17, 1989
(e) Commenced operations January 9, 1989

     Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; and September 30, 1991, have been audited by Price Waterhouse LLP. The related financial statements and the report of independent accountants for the period ended September 30, 1995 are included in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1995, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                                     (cont.) Bernstein California                   Bernstein New York
                                                         Municipal Portfolio                        Municipal Portfolio
                                          ------------------------------------------------  --------------------------------------
                                          Year Ended   Year Ended   Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                            9/30/93      9/30/92      9/30/91    9/30/90(f)   9/30/95     9/30/94     9/30/93
                                          ------------------------------------------------  --------------------------------------

Net asset value, beginning of period         $13.38      $12.94      $12.42      $12.50       $12.98       $13.80       $13.47
                                           --------     -------     -------     -------     --------     --------     --------
Income from investment operations:
  Investment income, net                       0.60        0.66        0.70        0.13         0.65         0.64         0.67
  Net realized and unrealized gain (loss)
    on investments, futures, and foreign
    currencies                                 0.52        0.45        0.52       (0.08)        0.50        (0.75)        0.46
                                           --------     -------     -------     -------     --------     --------     --------
Total from investment operations               1.12        1.11        1.22        0.05         1.15        (0.11)        1.13
                                           --------     -------     -------     -------     --------     --------     --------
Less distributions:
Dividends from taxable net
  investment income                           (0.02)      (0.07)      (0.11)      (0.09)       (0.02)       (0.02)       (0.01)
Dividends from tax-exempt
  net investment income                       (0.58)      (0.59)      (0.59)      (0.04)       (0.63)       (0.62)       (0.66)
Distributions from net realized gains         (0.07)      (0.01)          0           0            0        (0.03)       (0.13)
Distributions in excess of net realized
  gains due to timing differences                 0           0           0           0            0        (0.04)           0
                                           --------     -------     -------     -------     --------     --------     --------
Total distributions                           (0.67)      (0.67)      (0.70)      (0.13)       (0.65)       (0.71)       (0.80)

                                           --------     -------     -------     -------     --------     --------     --------
Net asset value, end of period               $13.83      $13.38      $12.94      $12.42       $13.48       $12.98       $13.80
                                           ========     =======     =======     =======     ========     ========     ========
Total Return                                   8.60%       8.76%      10.06%       0.40%        9.14%       (0.81)%       8.68%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)  $150,115     $83,043     $50,356     $22,828     $458,543     $408,021     $336,101

  Average net assets (000 omitted)         $116,301     $65,492     $35,005     $21,481     $413,892     $381,144     $277,930
  Ratio of expenses to average net assets      0.73%       0.77%       0.79%       0.79%*       0.66%        0.67%        0.69%
  Ratio of net investment income
    to average net assets                      4.36%       4.96%       5.40%       6.73%*       4.95%        4.78%        4.91%
  Portfolio turnover rate                     23.79%      53.08%      48.91%     113.25%       44.84%       22.45%       34.58%


*Annualized
(f) Commenced operations August 6, 1990

                                                                              9






                                                                                               Bernstein    Bernstein    Bernstein
                                                                                                 Short        Short        Short
                                                                                               Duration     Duration     Duration
                                                                                              Diversified  California    New York
                                                                                               Municipal    Municipal    Municipal
                                            (cont.) Bernstein New York Municipal Portfolio     Portfolio    Portfolio    Portfolio
                                            -----------------------------------------------  --------------------------------------
                                            Year Ended   Year Ended  Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                              9/30/92      9/30/91     9/30/90   9/30/89(g)  9/30/95(h,i) 9/30/95(h,i) 9/30/95(h,i)
                                            -----------------------------------------------  --------------------------------------
Net asset value, beginning of period          $13.05       $12.54      $12.59       $12.50        $12.50      $12.50      $12.50
                                            --------     --------    --------      -------      --------     -------     -------
Income from investment operations:
  Investment income, net                        0.74         0.74        0.76         0.53          0.55        0.53        0.54
  Net realized and unrealized gain (loss)
    on investments, futures, and foreign
    currencies                                  0.44         0.52           0         0.09          0.13        0.15        0.10
                                            --------     --------    --------      -------      --------     -------     -------
Total from investment operations                1.18         1.26        0.76         0.62          0.68        0.68        0.64
                                            --------     --------    --------      -------      --------     -------     -------
Less distributions:
Dividends from taxable net
  investment income                            (0.11)       (0.09)      (0.08)       (0.07)        (0.04)      (0.06)      (0.05)
Dividends from tax-exempt
  net investment income                        (0.63)       (0.65)      (0.68)       (0.46)        (0.51)      (0.47)      (0.49)
Distributions from net realized gains          (0.02)       (0.01)      (0.05)           0             0           0           0
Distributions in excess of net realized
  gains due to timing differences                  0            0           0            0             0           0           0
                                            --------     --------    --------      -------      --------     -------     -------
Total distributions                            (0.76)       (0.75)      (0.81)       (0.53)        (0.55)      (0.53)      (0.54)
                                            --------     --------    --------      -------      --------     -------     -------
Net asset value, end of period                $13.47       $13.05      $12.54       $12.59        $12.63      $12.65      $12.60
                                            ========     ========    ========      =======      ========     =======     =======
Total Return                                    9.31%       10.34%       6.12%        5.04%         5.55%       5.58%       5.24%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)   $238,871     $190,776    $158,292      $98,299      $101,325     $63,530     $55,221
  Average net assets (000 omitted)          $210,474     $172,633    $129,347      $83,529       $85,893     $49,944     $50,642
  Ratio of expenses to average net assets       0.69%        0.70%       0.74%        0.89%*        0.72%*      0.73%*      0.73%*
  Ratio of net investment income
    to average net assets                       5.55%        5.79%       5.94%        5.84%*        4.32%*      4.12%*      4.23%*
  Portfolio turnover rate                      42.53%       29.79%      36.10%       10.12%        73.50%      89.33%     112.15%


*Annualized
 (g) Commenced operations January 9, 1989
 (h) Commenced operations October 3, 1994
 (i) Reflects a voluntary expense limitation in effect during the period. As a result of such a limitation, net investment income of the Portfolio for the year ended September 30, 1995, reflects a benefit of less than $.01 per share.

The Fund

     The Fund was incorporated on May 4, 1988, under the laws of Maryland as an open-end management investment company. This Prospectus relates to ten of the Fund's series of shares (the "Portfolios"). Shares of each series represent an interest in a separate portfolio of securities. At September 30, 1995, the Portfolios of the Fund had net assets totaling $5.370 billion. Bernstein, with offices at 767 Fifth Avenue, New York, New York 10153; 1999 Avenue of the Stars, Los Angeles, California 90067; 777 South Flagler Drive, West Palm Beach, Florida 33401; and 227 West Monroe Street, Chicago, Illinois 60606; and 300 Crescent Court, Suite 950, Dallas, Texas 75201, serves as Investment Manager to each Portfolio. Each Portfolio has its own investment objectives.


     Why Bernstein?

     Research Strength:

     Bernstein's business is investment research and management. For more than a quarter-century we have been developing proprietary and innovative means of improving investment decision making. In the increasingly complex financial markets, we believe Bernstein's analytic strength is a significant advantage.

     Disciplined, Consistent Decision Making:

     Bernstein research is applied within a value-oriented framework backed by extensive research capability. Investment decision making is disciplined, centralized and highly systematic.

     Bernstein Philosophy

     We believe opportunity in the fixed-income and international markets is primarily the result of complexity and emotion. To solve the complex problems of bond and stock valuation, we devote considerable resources to research. To minimize the emotional aspects of decision making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion.

     Bernstein Fixed-Income Process

     The management of Bernstein Fixed-Income Portfolios reflects three principal elements:

     1. Security and sector evaluation to identify the most attractive securities in the market at a given time- those offering the highest expected return in relation to their risks;

     2. Interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio; and


     3. Yield-curve analysis to determine the optimum combination of maturities for given degrees of interest-rate risk.

     To identify attractive bonds, we use proprietary valuation techniques that seek to quantify the incremental return we should demand to compensate for the various risks that bonds entail. We perform these analyses on all Treasury securities; virtually all federal agency securities; representative samples of municipal, mortgage-related, corporate and foreign bonds; and virtually all financial futures and options.


     We use our forecast of interest rates to set the target level of interest-rate risk for each of the Fixed-Income Portfolios. When we expect interest rates to rise, we modestly shorten average maturities; when we expect rates to fall, we modestly lengthen.

     Finally, given our interest-rate risk target, we analyze the yield curve to determine the best combination of maturities. In some environments it is best to concentrate a Portfolio's maturities near the interest-rate risk target, while at other times a higher expected return may be achieved by using a mix of short- and long-term bonds that have, on average, the same risk as the target.

The Advantage of Short and Intermediate Bonds:

     Over the short run, fixed-income returns tend to be dominated by cyclical swings in interest rates. The longer the maturity, the more the individual security benefits from a decline, or is hurt by a rise, in interest rates. Inasmuch as it is difficult to forecast consistently the direction of interest rates accurately, it is important for an investor to weigh the risks and returns offered by any specific maturity strategy.

                            The Normal Yield Curve

                                    [GRAPH]


                        Maturity         Yield
                         (years)          (%)
                        --------         -----
                         0.25             4.49
                         0.96112          4.96
                         1.87263          5.34
                         2.73482          5.53
                         3.54791          5.68
                         4.3145           5.79
                         5.03544          5.89
                         5.71209          5.97
                         7.37043          6.06
                         11.3546          6.28
                         13.5176          6.21

Source: Bernstein estimates.


     As the chart above suggests, the yield on bonds normally increases with maturity.

     But notice that the path is not a straight line: nearly 50% of the rise typically occurs within the first two years; 80% occurs within six years. In our view, the reason the yield curve is generally so steep at the short maturities is that investors are willing to forgo considerable return in exchange for the knowledge that their investments will mature within the next few months. This preference for liquidity is most striking between three months and two years.


     The yield curve is dependent upon the period of time analyzed, and there may be periods of time during which longer-term maturities provide substantially higher yields and other times when shorter-term securities offer higher yields.

     Because of the characteristic shape of the yield curve, a disproportionate share of the extra return that normally stems from lengthening the maturity of fixed-income investments is expected to be earned in the first few years of the lengthening process.

     The relevance of this yield chart for the Bernstein Fixed-Income Portfolios-both taxable and municipal-is that the Portfolios are relatively short or intermediate in average duration. We believe the risk/reward tradeoff at those average durations is more advantageous than at the two extremes-i.e., money-market instruments or long-term bonds. *


     The table below shows the rates of return of Treasuries of varying maturities over two time periods: a nearly 26-year period that included both rising and falling interest-rate cycles, and the most recent 12 3/4 years, which was a period of generally declining interest rates. Note that in both the broader and the narrower time periods (1) short-term bonds (i.e., with two-year maturities) outperformed Treasury bills, and (2) intermediate bonds provided rates of return competitive with 30-year bonds, despite having a maturity only one-fifth as long.


Treasury Total Returns
(Annualized)


                           Treasury    Short-term   Intermediate-  Long-term
                             Bills        bonds      term bonds      bonds
                           (3 mos.)     (2 yrs.)      (6 yrs.)     (30 yrs.)
Jan. 1970-Sept. 1995         7.4%         8.4%         9.2%          9.2%
Jan. 1983-Sept. 1995         6.8          8.4         10.6          11.5



Note: The returns in this table were calculated by adding monthly income to the month-end price and dividing this sum by the previous month-end price.


Source: Center for Research in Security Prices, Federal Reserve Board, The Wall
        Street Journal, Salomon Brothers, Street Pricing Service and Bernstein.


*
In the examples that follow on pages __ and __ Treasury bills are 90-day bills, short-term bonds are two-year bonds, intermediate-term bonds are six-year bonds, and long-term bonds are 30-year bonds. The 90-day maturity has been chosen for Treasury bills because it is representative of the interest-rate risk offered by money market instruments. The two-year and six-year maturities have been chosen for short- and intermediate-term bonds because their interest-rate risk resembles that of the Bernstein short-duration and intermediate-duration Portfolios. The 30-year maturity was selected because it is widely used by market participants to represent the long end of the bond market.

     The other side of the investment equation is risk. As our earlier remarks suggested, the principal source of risk in bond investing is interest-rate change. The market value of a bond falls when interest rates rise and vice versa. While maturity is somewhat indicative of interest-rate risk, duration is a more accurate measure. The duration of a bond is defined to be the effect on price of a rise (or fall) of 1% in interest rates. The Bernstein short duration Portfolios generally have durations around 2.0 years and thus will lose about 2% in principal should interest rates rise 1%. The Bernstein intermediate duration Portfolios (the municipal Portfolios as well as Intermediate Duration) have durations of about 5.0 years and would lose about 5% should interest rates rise 1%. In contrast, long-term bonds typically have durations of greater than 10 years and would thus lose more than 10% if interest rates were to rise 1%. As the table below illustrates, the longer the bond's duration, whether it is a Treasury, corporate or municipal bond, the greater its vulnerability to these fluctuations.

     Treasury securities always produce a positive return if held to maturity. However, when interest rates rise sufficiently, the market value of a bond can drop in a given year by more than the annual interest received. When this happens, the total return is negative.


     As the table below indicates, Treasury bills and short-term bonds have not experienced a single negative total return over any 12-month period since 1970. Intermediate-term bonds have been profitable more than 90% of the time, over both the 1970-95 and 1983-95 periods. But long bonds declined in value by more than their interest payments 21.8% of the time during the 1983-95 period and 24.2% of the time during the 1970-95 period. During those periods when the return on these securities was negative, the average loss on intermediate bonds was 2.7% and the average loss on long-term bonds was 5.0%.


     Our goal is to optimize the tradeoff between risk and return. For the reasons detailed above, we believe that short duration bonds will provide superior returns to money-market instruments with only a slight increase in risk. We also believe that intermediate bonds will produce virtually the same returns as long bonds with less than half the risk. Bernstein's Fixed-Income Portfolios are, accordingly, targeted to the short and intermediate durations that maximize reward in relation to risk.

Bond Risk:
Change in Value Due to Interest-Rate Fluctuations




                                                  Value of       Value of
                                                  $100 Bond      $100 Bond
                                                  If Rates       If Rates
                                                  Rise 1%        Fall 1%
Short-term bond (duration 1.8 yrs.)                $98.16         $101.88
Intermediate-term bond (duration 5.0 yrs.)          95.17          105.13
Long-term bond (duration 13.5 yrs.)                 87.53          115.45



Note:  Assumes initial yield and coupon of 6%.

Frequency of Loss:
Percent of 12-Month Periods When Treasuries Had Negative Total Return (Jan. 1970-Sept. 1995)




                           Treasury    Short-term   Intermediate-     Long-term
                            bills         bonds      term bonds         bonds
                           (3 mos.)      (2 yrs.)     (6 yrs.)        (30 yrs.)
Jan. 1970-Sept. 1995*        0.0%          0.0%          8.7%           24.2%
Jan. 1983-Sept. 1995**       0.0           0.0           9.9            21.8


  *  Based on 298 overlapping 12-month periods.


 **  Based on 142 overlapping 12-month periods.


Source: Center for Research in Security Prices, Federal Reserve Board, The Wall Street Journal, Salomon Brothers, Street Pricing Service and Bernstein.


Bernstein Fixed-Income Portfolios


                                                        Frequency of
                                                        Negative Annual         Rate of
Portfolio               Principal Holdings*             Total Return            Income
---------               -------------------             ---------------         -------
Bernstein               High-grade, short-term,         Extremely low           Moderate
Short Duration          tax-exempt,                                             depending on
California Municipal    California municipals                                   tax bracket

Bernstein               High-grade, short-term,         Extremely low           Moderate
Short Duration          tax-exempt, geographically                              depending on
Diversified Municipal   diversified municipals                                  tax bracket

Bernstein               High-grade, short-term,         Extremely low           Moderate
Short Duration          tax-exempt,                                             depending on
New York Municipal      New York municipals                                     tax bracket


Bernstein Government    Short-term U.S.                 Extremely low           Moderate
Short Duration          Treasury and agency
                        securities

Bernstein Short         High-grade, short-term          Extremely low           Moderate
Duration Plus           securities

Bernstein New York      High-grade, intermediate        Low                     Moderate to
Municipal               tax-exempt                                              high, depending
                        New York municipals                                     on tax bracket

                                                                15


Bernstein California    High-grade, intermediate,       Low                     Moderate to
Municipal               tax-exempt                                              high, depending
                        California municipals                                   on tax bracket

Bernstein Diversified   High-grade, intermediate,       Low                     Moderate to high,
Municipal               geographically diversified,                             depending on
                        tax-exempt municipals                                   tax bracket

Bernstein Intermediate  High-grade,                     Low                     Moderate/high
Duration                intermediate bonds

*"Short-term" and "intermediate" refer to effective duration of the Portfolios as described on pages ____ through ____.



Bernstein International Value Process

Why Invest in Foreign Stocks?

     Americans' recognition of the opportunities available in foreign stocks has increased dramatically in recent years for obvious reasons. Whereas 20 years ago U.S. stocks represented 60% of the value of common stocks around the world, today that percentage is less than 40% (Display 1). Moreover, the large public companies with which we're most familiar are no longer American only. Toyota and Honda loom as large in our consciousness today as Ford or Chrysler; Nestle is as familiar as Hershey. Investing in the companies we know best-and whose products fill our lives-now entails a certain commitment to non-U.S. stocks.


     But the most important reason to expand one's stock investment horizon, in Bernstein's judgment, is that a global approach provides genuine benefits of its own. Foreign stock markets have performed well over meaningful recent periods, returning even more as a group than the U.S. in the past 20 years (Display 2). Yet-and this is the key factor-different countries' stock markets don't necessarily follow the same rhythm. Foreign markets don't move in the same direction at the same time, nor do foreign stocks as a group mirror U.S.-market movements. Because the correlations among returns in the various markets are modest, adding an international component to a domestic stock portfolio has provided the risk-reduction benefits of diversification without any compromise in return.



     Display 3 illustrates just how unrelated the returns of the world's major stock markets have been in recent years. Notice that Hong Kong stocks performed better than the other countries in seven of the years since 1975-yet underperformed the other countries in four of the years. Japan came in first four times-and last four times. The U.S. scored highest in 1982-but lowest in 1978 and 1993. German stocks scored highest twice and lowest three times; the United Kingdom, first three times, worst twice.


     Yet observe in Display 4 what happens when all the major stock markets of the world were combined in a single portfolio over this same period. The horizontal axis here measures volatility of returns for the period; the vertical axis here measures return. The better the investment, the higher and farther to the left it appears on the chart.

Display 1

                           World Stock-Market Value

                                    [GRAPH]

                                U.S.    Rest Of the World
                                ---     -----------------
                      1970       60          40
                      1980       50          50
                      1994       36.4        63.6

Source: Standard & Poor's, Morgan Stanley Capital International, and Bernstein

                                      16a

Display 2

                   Compound Annual Rates of Returns: 1975-94
                               (in U.S. dollars)

                                    [GRAPH]

                         Hong Kong       23.4%
                         U.K.            18.6%
                         Japan           17.1%
                         Singapore       17.7%
                         EAFE*           15.4%
                         U.S.            12.7%
                         Switzerland     14.4%
                         Australia       12.8%
                         Germany         12.5%
                         Canada           9.3%

*The Morgan Stanley Capital International EAFE index includes stock markets in Europe, Australia and the Far East.
 Source: Morgan Stanley Capital International and Bernstein

                                      16b

Display 3

                    Total Annual Returns (in U.S. Dollars)

                                    [GRAPH]


                              United                Hong              Singapore/
        Germany  Switzerland  Kingdom   Australia   Kong       Japan   Malaysia      Canada     U.S.       EAFE*
        -------  -----------  -------   ---------   ----       -----   ---------     ------     ----       -----
1975    28.72%     39.92%     111.09%**  48.18%     109.71%    19.36%     63.02%     14.44%     34.19%     29.63%
1976     5.77       9.33      (14.50)   (11.37)      40.13**   25.14      13.45       9.10      21.87      (1.50)
1977    24.51      27.51       55.12**   10.30      (11.80)    15.39       5.40      (2.60)     (9.30)     11.21
1978    24.25      20.63       12.27     20.23       17.81     52.76**    44.52      19.79       4.24      35.66
1979    (4.92)     11.17       19.63     42.00       82.66**  (12.20)     28.09      51.31      12.52       7.64
1980   (11.99)     (8.24)      37.17     52.74       71.86**   29.74      62.26      22.05      27.89      15.37
1981   (10.93)    (10.54)     (12.66)   (24.79)     (16.51)    15.46      18.02**   (11.29)     (5.71)     (3.64)
1982     9.18       2.30        7.46    (23.72)     (44.43)    (0.85)    (16.72)      1.19      20.00**    (1.58)
1983    23.31      18.12       15.66     54.15**     (2.83)    24.52      31.75      32.32      20.39      23.83
1984    (5.70)    (11.95)       5.31    (13.68)      46.99**   16.84     (26.91)     (8.42)      4.47       5.92
1985   135.19**   105.71       52.99     19.55       51.69     43.08     (22.18)     15.05      31.08      73.78
1986    35.28      33.36       26.95     42.29       56.12     99.41**    45.19       9.94      16.28      69.14
1987   (24.76)     (9.43)      35.07      9.26       (4.10)    43.02**     2.27      13.90       2.91      10.11
1988    20.58       6.16        5.95     36.39**     28.10     35.40      33.32      17.09      14.62      26.68
1989    46.28**    26.21       21.86      9.32        8.41      1.73      42.27      24.31      30.00      20.62
1990    (9.36)     (6.23)      10.28**  (17.54)       9.17    (36.10)    (11.67)    (12.99)     (3.14)    (17.64)
1991     8.15      15.77       16.03     33.63       49.50**    8.93      24.96      11.09      30.07      10.71
1992   (10.29)     17.25       (3.66)   (10.82)      32.30**  (21.43)      8.19     (12.16)      6.41      (9.65)
1993    35.60      45.80       24.40     35.20      116.70**   25.50      68.00      17.60      10.10      33.49
1994     4.67       3.54       (1.64)     5.40      (28.91)    21.43**     6.68      (3.04)      1.35       7.63

Cumulative Annualized Return

1975-94 12.49%     14.35%      18.56%    12.83%      23.36%    17.07%     17.69%      9.32%     12.71%     15.36%

 *Morgan Stanley Capital International EAFE index includes stock markets in
  Europe, Australia and the Far East.
**Best performing country for each year.
  Source: Morgan Stanley Capital International and Bernstein. Figures are U.S. dollar-based, GDP-weighted and net dividend.

                                                                16c

Display 4

                        Risk/Reward Positions: 1975-94
                          (based on monthly returns)

                                    [GRAPH]

                                  Return(%)     Risk(%)
                                  ---------     -------
                              (in U.S. dollars)

               Australia            12.83%       26.95%
               U.S.                 12.71%       14.94%
               U.K.                 18.57%       24.79%
               Singapore            17.59%       28.49%
               Japan                17.06%       23.03%
               Switzerland          14.35%       18.91%
               Canada                9.32%       19.40%
               EAFE                 15.37%       16.54%
               Germany              12.48%       21.12%
               Hong Kong            23.36%       34.11%
               80% U.S./20% EAFE    13.47%       13.88%

* Return and risk for EAFE based on quarterly data
Note: Returns and standard deviations for EAFE and U.S./EAFE mix are computed from natural log of observed monthly returns.
Source: Morgan Stanley Capital International, Ibbotson and Bernstein

                                      16d

     Clearly, most foreign markets by themselves were extremely volatile during this period, while the U.S. market-less volatile than the others-was on the low side for return. If you invested 20% in a mixed basket of foreign stocks (as the Portfolio will do) and the remaining 80% in domestic stocks (through other investments)-the spot marked "80% U.S./20% EAFE" on the chart-your risk/reward profile was superior to that of any of these countries by themselves, the U.S. included.

     It is important to note that the above discussion of risks reflects the benefits produced by international diversification over the long run. However, in any given year, international diversification may result in reduced portfolio returns and/or higher volatilities.


     The displays above on U.S. and foreign stock-market returns should not be viewed as representations of future returns from U.S. or international stock markets or the International Value Portfolio. The illustrated returns represent historical investment performance and relative volatilities, which may not be representative of future returns and volatilities. Also, stock- market indexes are based on unmanaged portfolios of securities before transaction costs and other expenses; managed portfolios will incur these costs. Finally, the Portfolio is likely to differ in composition from broad stock- market indexes, and so the Portfolio's performance should not be expected to mirror the returns provided by any specific index.


The Bernstein Process

     The return of an international portfolio to a U.S. investor depends on three factors: (1) how the various foreign markets perform in a given period,
(2) what happens to foreign currencies in relation to the dollar during the period and (3) what strategies the investment manager may employ in an attempt to control risk and increase return. We at Bernstein employ active management in all three areas, following a value-oriented investment approach backed by extensive research capability.

Value-Based Stock Selection

     The bulk of our efforts are directed to stock selection. Our value-oriented approach in foreign markets rests on our understanding that:

     o The markets are inefficient. Stocks often sell for more or less than their intrinsic value because of emotional overreactions among investors.

     o Investment value depends on price. It's not just what you get when you invest, but what you pay for it, that determines your return.

     o High-quality research is required. It takes rigorous research to capitalize on market inefficiencies--research focused on estimating intrinsic value for a broad universe of stocks, using the same tools, techniques and economic assumptions in forecasting for each stock so that comparisons will be sound.

     o Value investing is a long-term pursuit. Around the world, as in the U.S., stock prices are unpredictable in the short term; the benefits of stock investing arecaptured more reliably over longer periods. As master investor Benjamin Graham put it, the stock market is a voting machine in the short run, a weighing machine in the long run.

Research-Backed Decision Making

     Our research analyses are fundamental and bottom-up: our decisions are based largely on our findings on specific companies and industries rather than on forecasting broad economic scenarios. Our research indicates that undervalued stocks as a class-those with low price/earnings and price/book-value ratios and high dividend yields-have outperformed their home markets in major foreign markets, just as in the United States. On reflection this seems logical:
American investors have no monopoly on emotional overreaction to short-term difficulties in companies and industries.

     In order to attempt to capture the return potential and diversification benefits of foreign markets, Bernstein's International Value Portfolio concentrates in the most established companies of the major European and Far Eastern nations plus Australia-the countries of the Morgan Stanley Capital International "EAFE" index-and Canada, although this Portfolio may also invest in less developed countries or emerging equity markets. Investment decision making for the Portfolio is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global equity research staff.

     In addition to specific stock selection, we employ country-allocation and currency-management techniques:

     Country allocation: We monitor the levels of stock prices in relation to local market conditions in the major foreign markets, seeking out instances when relationships deviate from normal. When and where stock prices are abnormally low in relation to local conditions, we may overweight a country's stocks in our Portfolio relative to our usual system of apportioning investment. When opportunities appear smaller than usual-when stock prices are abnormally high-we may underweight a country's stocks.

     Currency management: Similarly, we seek to control risk through currency-management techniques. We monitor factors including the balance of trade flows and interest-rate differentials in all the nations in which the Portfolio invests to determine the fair values of the various currencies and identify under- and overvaluations as they occur. The findings are accounted for in our investment decisions.

Investment Objectives and Policies Of the Portfolios

Investment Objectives and Policies
Of the Fixed-Income Portfolios

General Investment Policies


     Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Each of the Fixed-Income Portfolios may invest in any of the securities detailed on pages ____-____. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described on pages ____-____ to hedge various market risks (such as interest rates, currency exchange rates, and broad or security-specific changes in the prices of fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets. Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.


     None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"), SP-1 by Standard & Poor's, F-1 by Fitch, or MIG 1 or VMIG 1 by Moody's, A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's, less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch, or less than P-2, MIG 2 or VMIG 2 by Moody's, or securities and commercial paper that are not rated but that are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's, below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch, or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal. Each Fixed-Income Portfolio, at the time of purchase, may invest as much as 20% of its total assets in securities of foreign issuers, including Eurobonds, Yankees and obligations of foreign banks that are securities of foreign issuers, including foreign governments.

     No Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 10% of the net assets of the Portfolio. No Short Duration Municipal Portfolio will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.

     In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

     The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

     Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Individual Portfolios' Policies

The Short Duration Taxable Portfolios

     The Bernstein Government Short Duration Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. This Portfolio intends to invest, under normal market conditions, at least 65% of its total assets in U.S. government and agency securities. In addition, the Portfolio intends to invest, under normal market conditions, at least 90% of its total assets in U.S. government and agency securities and high-quality money-market securities-i.e., securities with remaining maturities of one year or less that have been rated AA or better by Standard & Poor's or Aa by Moody's, or that are not rated but that are determined by the Manager to be of comparable quality. Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this Portfolio is invested in government securities, its income is generally not subject to state and local income taxation. Certain states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes.

     The Bernstein Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's, commercial paper rated A-1 by Standard & Poor's, F-2 by Fitch or P-1 by Moody's, or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

     Since this Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, its expected return is somewhat higher. However, since its effective duration is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is also greater than for a money-market fund that seeks to maintain a stable net asset value.

     Although the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of one to three years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from one to 20 years while maintaining the required duration. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.

     The pretax returns on the Bernstein Government Short Duration Portfolio are likely to be lower than those on the Bernstein Short Duration Plus Portfolio. Since the income earned by the Bernstein Government Short Duration Portfolio is generally exempt from state and local taxes, it may not be appropriate for investors, such as pension plans and IRAs, that are not subject to current state or local income taxation. Shareholders may wish to consult a tax adviser about the status of distributions from the Portfolios in their individual states or localities.

     The Bernstein Short Duration Plus Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. The Bernstein Short Duration Plus Portfolio should produce higher returns than the Bernstein Government Short Duration Portfolio because it will normally own a much higher percentage of securities that are not U.S. government securities. Because the Bernstein Short Duration Plus Portfolio is managed without regard to potential tax consequences, it may be particularly appropriate for investors, such as pension plans and IRAs, that are not subject to current income taxation, as well as individuals who reside in states with low or no state taxes or who reside in high-tax states that do not permit a pass-through to the individual shareholder of the tax-exempt character of this income.

     Like the Government Short Duration Portfolio, the Short Duration Plus Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, and its expected return is somewhat higher. Although the actual maturities of the securities in the Portfolio may vary widely, the effective duration of this Portfolio-which is expected to be one to three years under normal market conditions-is longer than the effective duration of money markets. The average dollar-weighted maturity of the Portfolio may range from one to 25 years while maintaining the required duration. Since the effective duration of this Portfolio is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund that seeks to maintain a stable net asset value. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.

The Intermediate Duration Taxable Portfolio

     **1 The Bernstein Intermediate Duration Portfolio invests in a diversified portfolio of securities that it believes offers the highest expected return consistent with a prudent level of risk. While the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of three to six years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from two to 25 years while maintaining the required duration. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.


     **2 Because the Bernstein Intermediate Duration Portfolio is managed without regard to potential tax consequences to the shareholder, it may be particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.


The Municipal Portfolios

     As a fundamental policy, each of the six municipal Portfolios will invest, under normal market conditions, at least 80% of its net assets in Municipal Securities. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

     In addition to Municipal Securities, each municipal Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

     The Short Duration Municipal Portfolios. Since the Short Duration Municipal Portfolios are invested in securities with longer maturities than the assets of the type of mutual fund known as a municipal money-market mutual fund, their expected return is somewhat higher. However, since their effective duration is longer, and the quality of the Portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is also greater than for a municipal money-market fund that seeks to maintain a stable net asset value.

     While the maturities of the securities in each Short Duration Municipal

Portfolio may vary widely, each Portfolio is designed generally to maintain an effective duration of from one-half year to two and one-half years under normal market conditions. The average dollar-weighted maturity of each Short Duration Municipal Portfolio may range from six months to 20 years while maintaining the required duration. The relatively short-term nature of the Portfolios makes them appropriate for consideration as a temporary investment.

     The Intermediate Duration Municipal Portfolios. While the maturities of the securities in each of the Bernstein New York Municipal Portfolio, the Bernstein California Municipal Portfolio and the Bernstein Diversified Municipal Portfolio (the "Intermediate Duration Municipal Portfolios") may vary widely, each Intermediate Duration Municipal Portfolio is designed generally to maintain a level of risk comparable to that of an intermediate portfolio of securities with an average effective duration of four to seven years. The average dollar-weighted maturity of each municipal Portfolio may range from two to 25 years while maintaining the required duration.

The New York Municipal Portfolios

     The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio. Each of the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which it believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each New York Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by New York State and its various political subdivisions along with agencies and instrumentalities of New York State and its various political subdivisions ("New York Municipal Securities"). The income from these securities is exempt from federal, New York State and local taxes or, in certain instances, may be includable in income subject to the alternative minimum tax.

     Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Nonetheless, the Fund intends to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.


     Because each New York Municipal Portfolio invests primarily in New York

Municipal Securities, each Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities. The following information concerning the State's economic background is contained in the Annual Information Statement of the State of New York dated June 23, 1995 and the update to the Annual Information Statement dated October 27, 1995, which is part of an Official Statement dated December 1, 1995 relating to the sale of $195,060,000 State of New York Certificates of Participation.


     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities that make them less dependent on the specialized services traditionally available almost exclusively in the City.


     The national economy began to expand in 1991, and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's.


     In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs.

     The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income taxpayers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately

$5 billion.


     On October 2, 1995, the State Comptroller released a report in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-97 fiscal year and at least $3.9 billion for the State's 1997-98 fiscal year.


     A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in Congress. Changes to federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year.


     The major uncertainties in the 1995-96 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. While adjustments to the forecast have been made to reflect recent economic events, it is possible that poor productivity growth or weak consumer spending could result in sluggish economic growth and further deterioration in State receipts.


     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.


     The fiscal health of the State may also be impacted by the fiscal health of the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City's projections set forth in the City's Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. The State could be affected by the ability of the City and certain Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) to market their securities successfully in the public credit markets. Future developments concerning the City or certain of the Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.


     Further discussion of the risks associated with the purchase of New York issues is contained in the SAI.

     The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax adviser about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios

     The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio. Each of the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which it believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each California Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by the State of California and its various political subdivisions, along with agencies and instrumentalities of the State of California and its various political subdivisions ("California Municipal Securities"). The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

     Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.



     Because each California Municipal Portfolio invests primarily in California Municipal Securities, each such Portfolio's performance is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities. The following information regarding the State is contained in an Official Statement dated October 1, 1995, issued in connection with the sale of $380 million of California Various Purpose General Obligation Bonds and $81,095,000 Various Purpose General Obligation Refunding Bonds.


     California's economy is the largest among the 50 states and one of the largest in the world. Starting in mid-1990, the State entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the State since the 1930's. Although a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs -- K-14, education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population growth. As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of the six years, and the State accumulated and sustained a budget deficit in the Special Fund for Economic Uncertainties approaching $2.8 billion at its peak at June 30, 1993.


     The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. The 1994-95 Budget Act was signed by the Governor on July 8, 1994. The State Controller's "October Trigger Report", a report that reviewed the estimated cash condition of the General Fund for the 1995-96 Fiscal Year, while finding no need to impose automatic budget cuts, noted a number of areas where there was likely to be a divergence from the original budget estimates. On the positive side, the State Controller noted that improving economic conditions were leading to improved cash receipts. On the negative side, the State Controller's Report estimated that federal actions to allow health and welfare cuts and to reimburse the State for illegal immigrant costs were not likely to provide as much money as had been planned, and that Proposition 98 expenditures for K-14 schools had been underestimated. In addition, the State Controller reported that an annual review of internal borrowable resources resulted in a $705 million increase of estimated available internal borrowable resources. In total, therefore, the State Controller estimated that the

State's cash position on June 30, 1996 would be about $500 million worse than the estimate of $1.9 billion of available internal cash resources included in the original budget, but still large enough to avoid cuts under the Budget Adjustment Law.



     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.


     Further discussion of the risks associated with the purchase of California Municipal Securities is contained in the SAI.

     The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax adviser about the status of distributions from the Portfolio in their individual states or localities.

The Diversified Municipal Portfolios

     The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio. Each of the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") invests in a diversified portfolio of securities which it believes offers the highest after-tax returns (without regard to any alternative minimum tax) to investors consistent with a prudent level of credit risk. No Diversified Municipal Portfolio will purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.



Investment Objectives and Policies

Of the International Value Portfolio

     The Bernstein International Value Portfolio seeks long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Portfolio will invest primarily in equity securities of established foreign companies, as described on page _____.


     The Portfolio will invest in a diversified portfolio of securities that the

Manager considers most undervalued. The Portfolio intends to diversify investments among many foreign countries; it will generally be invested in countries that comprise the EAFE Index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio may also make investments in less developed or emerging equity markets. Shareholders should be aware that investing in less developed or emerging markets involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries.

     Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in at least three foreign countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or debt or equity securities of U.S. issuers. The Portfolio may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and it may utilize options on securities and securities indexes and futures contracts and options on futures. See the sections on "Investments" and "Special Investment Techniques" on pages _____-_____. The International Value Portfolio will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). In addition, the International Value Portfolio will not invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.


     The above policies and objectives are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.

     The International Value Portfolio has adopted certain fundamental investment limitations. As a fundamental policy, the International Value Portfolio will not:

     (a) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer if, as a result of the purchase, less than 75% of the

         International Value Portfolio's assets
         consists of cash and cash items, Government securities, securities of other investment companies and other securities, limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the International Value Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer;


     (b) invest more than 25% of its total assets in any one industry; or

     (c) borrow money except that the International Value Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding 33% of its total assets. As an operating (not a fundamental) policy, the Portfolio will not borrow except from a bank for temporary or emergency purposes in amounts in excess of 5% of its total assets.

     The SAI contains certain investment restrictions pertaining to the International Value Portfolio and the Fixed-Income Portfolios.


     The Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities. Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's, or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix to the SAI). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, in the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest all of its portfolio in fixed-income obligations of the U.S. government or fixed-income or equity securities of U.S. issuers.


Investment Risks Of the Bernstein
International Value Portfolio

     Market risk: Since it invests primarily in equity securities, the Portfolio, like any equity portfolio, is vulnerable to market risk: the possibility that stock prices in general will decline over short or even extended periods. Moreover, the Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are volatile from year to year; accordingly, the Portfolio is suited to investors who are willing to hold their investment over a long horizon.


     Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. In addition, it is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S.


     Other risks: Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of foreign brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions on certain foreign exchanges, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.


Investments


     The Fixed-Income Portfolios will primarily be invested in debt securities, including, subject to each Portfolio's general investment policies described on pages _____-_____, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes, including securities of foreign and U.S. issuers payable in U.S. dollars and issued outside the U.S. ("Eurobonds") or securities of foreign issuers payable in U.S. dollars issued inside the U.S. ("Yankees"); (iv) loan participations; (v) commercial paper;
(vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks (including U.S. branches of such banks); (vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts; (xi) variable and floating rate securities;
(xii) private placements;

(xiii) preferred stock; and (xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Value Portfolio will invest primarily in foreign equity securities, but may, under the circumstances described in the "Investment Objectives and Policies" section, pages ____-____, invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio.


Obligations Of the U.S. Government,
Its Agencies and Instrumentalities

     The types of U.S. government and agency securities in which the Portfolios may invest include bills, notes and bonds issued by the U.S. Treasury, as well as securities issued by other U.S. government agencies and instrumentalities, including bills, notes, bonds, mortgage-backed securities and other fixed-income securities. However, certain types of mortgage-backed securities, known as "Interest Only" (or "IO") and "Principal Only" (or "PO") securities, which are based on government securities but "stripped" by third parties, are not government securities.


     The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association and other agencies and instrumentalities the securities or guarantees of which are backed by the full faith and credit of the United States. The Portfolios may also purchase securities issued by the United States Postal Service and other agencies and instrumentalities that have the right to borrow from the United States Treasury to meet their obligations. The Portfolios may also purchase securities issued or guaranteed by U.S. government agencies and instrumentalities, including the Federal Farm Credit Banks, the Federal Home Loan Bank, the Financing Corporation ("FICO"), the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Resolution Funding Corporation ("Refcorp"), the obligations of which are backed only by the credit of the issuing agency.


Obligations of Supranational Agencies


     The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely for funds on participating countries, often including the United States. Some supranationals, such as International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed on page _____ with respect to foreign securities.

Corporate Bonds, Notes and Commercial Paper


     The Portfolios may invest in straight and convertible corporate bonds, notes and commercial paper. The value of the Portfolios' investment in corporate bonds and notes will change in response to changes in interest rates and the relative financial strength of each issuer. In general, lower-rated bonds, notes and commercial paper tend to have higher yields but are subject to greater market fluctuations and risk of loss than higher-rated bonds, notes and commercial paper of similar maturity.


Loan Participations

     The Portfolios may also invest in participating interests ("participations") in obligations, including variable-rate tax-exempt obligations, mortgages and other loans, held by financial institutions. A participation provides the Portfolio with a specified-percentage undivided interest in the underlying obligation. The Portfolio may have the right to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice. The obligation may also be backed by a letter of credit or guarantee of the institution. The Portfolio participates on the same basis as the institution in the obligation, except that the institution may retain a service fee out of the interest paid on the obligation. Loan participations are considered illiquid securities.

Mortgage-Related Securities

     Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.


     One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is an FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like an FNMA security, it is not backed by the full faith and credit of the U.S. government.


     The Portfolios may also invest in mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

     Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.


     Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of Collateralized Mortgage Obligations ("CMOs"), the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are CMOs; provided that in the case of the Fixed Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the CMO is not a registered investment company.



     In another version of mortgage-related securities, all interest payments go to one class of holders-"Interest Only" or "IO"-and all of the principal goes to a second class of holders-"Principal Only" or "PO". The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the United States government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.


     Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

     A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The

Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

     In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Lastly, in the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities


     Municipal Securities are debt obligations issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the municipal Portfolios' assets that are invested in Municipal Securities.



     Municipal Securities include "private activity bonds," such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. See "Dividends, Distributions and Taxes" on page _____.



     The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal of and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain non-appropriation clauses that provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. The Fund Board will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.


Guaranteed Investment Contracts

     The Portfolios may purchase guaranteed investment contracts ("GICs"). A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal. GICs are considered illiquid securities.

Variable and Floating Rate Securities

     Each Portfolio may purchase variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates.

     Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Portfolio, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Portfolio is entitled to demand repayment of principal.


Private Placements

     The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

Illiquid Securities


     Within the limits set forth in the Investment Policies section (pages ____-____), the Portfolios may invest in illiquid securities-securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. The factors to be considered in the case of the analysis of unrated municipal lease obligations will include an analysis of credit factors. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.


Preferred Stock

     The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be more subject to fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities


     While the Fixed-Income Portfolios generally invest in domestic securities, each may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the adviser to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described on page
____.


Warrants

     The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Equity Securities

     The equity securities in which the Bernstein International Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other similar securities convertible into securities of foreign issuers without limitation. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. In some circumstances- e.g., when a direct investment in securities in a particular country cannot be made-the Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested.

Special Investment Techniques

     In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. These techniques may be used to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets.

Foreign Currency Transactions

     A Portfolio may enter into foreign currency exchange contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or through entering into forward contracts, which obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.


     The Portfolios will generally enter into forward contracts under two circumstances. First, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price in dollars of the security. Second, when the Manager believes that the currency of a particular foreign country may experience an adverse movement against another currency, a Portfolio may enter into a forward contract to sell an amount of the foreign currency (or another currency that acts as a proxy for that currency) approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. Under certain circumstances, the International Value Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the International Value Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.


Futures Contracts and Options


     The Portfolios may enter into financial futures contracts, including bond, bond index, Eurodeposit, stock index or currency futures contracts and options thereon. In addition, the Portfolios may each purchase and write (i.e., sell) put and call options on securities, on securities indexes based on securities in which the Portfolio may invest, on foreign currencies traded on U.S. or foreign exchanges or over-the- counter and on futures contracts. The securities for which a Portfolio writes put or call options will be Portfolio securities, and the Portfolios will write only covered options.

     The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.


     In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from the Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.



    Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns, and attempts to use such investments for hedging purposes may not be successful. Successful futures and options strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.


Swaps and Hybrid Investments

     As part of its investment program and to maintain greater flexibility, each Portfolio may invest in instruments that have the characteristics of futures, options, currencies and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the differences between the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the rate of change of the value of commodities, currencies, fixed-income instruments, financial indexes, or other financial or economic indicators, data or events. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

     A Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolios expect to enter into these transactions to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date.

     Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap.

Repurchase Agreements

     In a repurchase transaction, a Portfolio purchases a security from a bank or a securities dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price and an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities. The Board of Directors has established guidelines to be used by the Manager in repurchase transactions and regularly monitors the Portfolios' use of repurchase agreements.

Reverse Repurchase Agreements


     The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains a segregated account with its Custodian containing cash, U.S. government or other liquid high-grade debt securities having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Lending Portfolio Securities

     Each Portfolio may, from time to time, lend portfolio securities having, in the case of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios), a market value of no more than 30% of its total assets and, in the case of the International Value Portfolio and in the case of the Short Duration Municipal Portfolios, having a market value of no more than one-third of its total assets, to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of cash or short-term U.S. government securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Manager carefully evaluates the creditworthiness of any potential borrower of securities. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.

When-Issued and Delayed-Delivery Transactions

     The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed-delivery transaction, a Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain, in segregated accounts, cash, U.S.

government securities or other liquid high-grade debt obligations having a value equal to or greater than each Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by each Portfolio on a delayed-delivery basis.

     Further information about the Portfolios' use of Special Investment Techniques and their associated risks is contained in the SAI.

Future Developments

     The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the

Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Management Of the Portfolios

Directors and Officers

     The Board of Directors of the Fund is responsible for the overall supervision of the management of the Fund. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Officers of the Fund conduct and supervise the daily operations of the Portfolios.

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.


                                Position with                          Principal Occupation
Name and Address                  the Fund                            During Past Five Years
----------------                -------------                         ----------------------
Roger Hertog*                   President,                   1993-Present: President, Chief Operating
767 Fifth Avenue                Treasurer,                   Officer and Director-Bernstein

New York, NY 10153              Director                     Previously:  Executive Vice President and Director-Bernstein

Stuart K. Nelson*               Senior Vice President,       Senior Vice President, General Counsel
767 Fifth Avenue                Director                     and Director-Bernstein
New York, NY 10153

Arthur Aeder                    Director                     1987-Present: Consultant;
20 West 55th Street                                          Formerly Senior Partner-Oppenheim, Appel,  Dixon & Co.
New York, NY 10019                                           (subsequently Spicer & Oppenheim) Certified Public
                                                             Accountants, and Chairman-Spicer & Oppenheim
                                                             International

Peter L. Bernstein**            Director                     President-Peter L. Bernstein, Inc.,
575 Madison Avenue                                           Economic Consultants
Suite 1006
New York, NY 10022

William Kristol                 Director                     6/95-Present: Editor and Publisher, The
1150 17th Street, N.W.                                       Weekly Standard; 11/93-5/95: Chairman
5th Floor                                                    -Project for the Republican Future
Washington, D.C. 20036                                       1/93-11/93: Director-The Bradley Project on the 90's;
                                                             5/89-1/93: Chief of Staff to the Vice President,
                                                             The White House

Theodore Levitt                 Director                     Professor Emeritus of Business
Harvard Business School                                      Administration, Harvard University
Cumnock 300                                                  1985-1989: Editor, Harvard Business
Boston, MA 02163                                             Review

Francis H. Trainer, Jr.         Senior Vice President        1992-Present: Senior Vice President,
767 Fifth Avenue                                             Director-Fixed Income
New York, NY 10153                                           Investments and Director-Bernstein;
                                                             Previously: Manager of Fixed- Income
                                                             Investments-Bernstein

Jean Margo Reid                 Secretary                    1992-Present: Vice President and Associate
767 Fifth Avenue                                             General Counsel-Bernstein
New York, NY  10153                                          Previously: Vice President and
                                                             Attorney -Bernstein



 *An "interested person" of the Fund, as defined in the 1940 Act.
**Not related to Zalman C. Bernstein, Chairman of the Executive Committee
  - Bernstein

The Manager

     Bernstein is a closely held corporation, organized under the laws of the State of New York on January 20, 1969, which succeeded to the business of Sanford C. Bernstein & Co., a partnership, on February 1, 1969. Bernstein is a registered investment adviser that manages some $34.8 billion, as of September 30, 1995, for individuals, endowments, trusts and estates, charitable foundations, partnerships, corporations, the Portfolios of the Fund and tax-exempt funds such as pension and profit-sharing plans. Of that amount, some $13.3 billion was invested in fixed-income securities and $21.5 billion in equities as of September 30, 1995. Pursuant to contracts with the Fund, Bernstein provides the following types of services: Investment Management, Shareholder Servicing and Administration and Distribution.


Investment Management

     Bernstein has entered into Investment Management Agreements (the "Management Agreements") with the Fund, on behalf of the Portfolios, under which the Manager, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Portfolios, manages each Portfolio's assets. Investment Policy Groups created by the Manager and comprised of the Manager's employees make all investment decisions for the Portfolios, and no one person is primarily responsible for making recommendations to these groups.


     Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets, except that during the first two years of operations of each Short Duration Municipal Portfolio, no Short Duration Municipal Portfolio will pay any portion of the fee that, together with the other operating expenses of the Portfolio (excluding interest, taxes, brokerage commissions and extraordinary expenses, but including fees payable to Bernstein under the Shareholder Servicing and Administrative Agreement described below) exceeds the rate of 0.79% per annum of such Portfolio's average daily net assets. The term "the first two years of operation" means the period commencing October 3, 1994 through and including October 2, 1996. Pursuant to the Management Agreement, the Manager has undertaken that for each of the first two years of operations of each Short Duration Municipal Portfolio, the Manager will pay any operating expenses of such Portfolios (excluding interest, taxes, brokerage commissions and extraordinary expenses) which, together with expenses under the Shareholder Servicing and Administrative Agreement described below, exceed the rate of 0.79% per annum of such Portfolio's average daily net assets. The fee paid by the International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. Because the investment programs of international asset management are costly to implement and maintain, this fee is higher than that paid by most investment companies that invest in U.S. equity securities. The fee is computed daily and payable monthly. For purposes of complying with California law, the Manager will reduce its fee to the extent required to limit each Portfolio's expenses to 2.5% of the Portfolio's first $30 million of average net assets, 2% of the next $70 million, and 1.5% of the Portfolio's average net assets in excess of $100 million; expenses incurred by the International Value Portfolio for custodian costs in excess of those that would have been incurred had the Portfolio's investments been in domestic securities are excluded from aggregate expenses for the purposes of applying this limitation.


Shareholder Servicing and Administration

     Bernstein has also entered into Shareholder Servicing and Administrative Agreements with the Fund on behalf of the Portfolios. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each Fixed-Income Portfolio for these services is at an annual rate of 0.10% of that Portfolio's average daily net assets, and the fee paid by the International Value Portfolio is at an annual rate of 0.25% of the Portfolio's average daily net assets.

     Each Portfolio is responsible for the payment of all of its expenses other than those expressly stated to be payable by Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements.

Distribution

     Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements with the Fund.

Purchase of Shares

     Shares of the Portfolios are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form. If an order is placed at or prior to the close of regular trading of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New

York time) on any business day, the purchase of shares is executed at the offering price determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.


     The Fund, on behalf of any Fixed-Income Portfolio, may, at its own option, accept securities in payment for shares. The securities delivered in are valued by the method described herein under "Net Asset Value" (page _____) as of the day the Portfolio receives the securities, including such certificates and any other documentation necessary for the Custodian to transfer the securities to the Portfolio's account. This is a taxable transaction to the shareholder. Securities may be accepted in payment for a Portfolio's shares only if they are, in the judgment of the Manager, appropriate investments for that Portfolio. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for the shares of any Portfolio. If shares of the Fund are purchased through broker-dealers, banks and other financial institutions, these entities may impose service fees and conditions on the shareholders that may be different from those described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The entity is responsible for transmitting the order to the Fund.


     In order to purchase shares, an investor must fill out an application form. All purchases are confirmed to the investor in writing. If no indication is made on the application form, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.


     Shareholders are sent a confirmation of all purchases. The Fund reserves the right to reject any purchase order. The Fund may at any time stop selling shares of any of the Portfolios. Except as otherwise provided, the minimum initial investment in any Portfolio is $25,000 and the minimum subsequent investment in the same Portfolio is $5,000. The minimum initial investment in any Portfolio for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts is $20,000 and the minimum subsequent investment in the same Portfolio is $5,000. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is also $5,000.


     There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio. Share certificates are issued only upon written request, but no certificates are issued for fractional shares. The minimum initial investment in any Portfolio for employees of Bernstein and their immediate families is $5,000; Bernstein does not charge an account maintenance fee on these accounts.

     Bernstein effects a purchase order on behalf of a client who has an investment advisory account with Bernstein upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth above).


     Bernstein may advise some of the clients of its asset-management services to invest a certain percentage of their assets in one or more of the Portfolios. If such a client wishes to invest such assets in one or more of the Portfolios of the Fund, the client may, on receiving this Prospectus, instruct Bernstein to maintain a percentage of the client's account assets invested in one or more of the Portfolios or to vary the percentage based on Bernstein's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. As the asset values of the client's various investments fluctuate, in order to maintain approximately the same percentage(s) or to vary the percentage(s) of the account assets invested in the Portfolio(s) or for tax considerations, Bernstein may, from time to time, without additional instructions from the client, purchase or redeem shares of any Portfolio in which such a client had elected to invest. Such purchases may be effected without regard to the minimum investment requirements, as may purchases for any participant directed defined contribution plan which is a client of Bernstein's asset-management services. In January and June of 1996, Bernstein will automatically, without regard to the minimum investment requirement, invest the cash balances held in any Bernstein account which is otherwise invested solely in a single Fund Portfolio in that Portfolio.


     Purchase orders must be submitted to Bernstein together with payment for the purchase price of the shares ordered and, in the case of a new account, a completed application form. Payment may be made by check or wire transfer. Checks should be made payable to the particular Portfolio. Checks from persons who are not advisory clients of Bernstein must be bank or certified checks. Bernstein, at its option, may accept a check that is not a bank or certified check. There are restrictions on the redemption of shares purchased by check for which the funds are being collected. See "Redemption of Shares" on this page.

     Shares of the Fund will not be offered in any state where the Fund or a Portfolio of the Fund is not registered.

Exchanges of Shares


     Shares of each Portfolio may be exchanged for shares of each of the other Portfolios of the Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such broker-dealers, banks and other financial institutions. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made, and the Fund, on behalf of such Portfolio, at its sole discretion, may reject any exchange for its shares. The exchange privilege is available only in states where the exchange may legally be made. The Fund plans to maintain this exchange privilege. However, in the event of a change in this policy, the Fund will provide 90-day notice to shareholders. For federal income tax purposes, any such exchange constitutes a taxable transaction for shareholders subject to taxation upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" on pages ____-____.


Redemption of Shares

General

     Redemption orders received by Bernstein are effected at the net asset value next determined after receipt of the order in proper form. If a redemption order is placed at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., New York time) on any business day, the redemption of shares is executed at the offering price determined as of the close of trading that day. If the redemption order is placed after the close of regular trading, it will be effected on the next business day. Any capital gain or loss realized by a shareholder upon any redemption of Portfolio shares must be recognized for federal income tax purposes by shareholders subject to such taxes. See "Dividends, Distributions and Taxes."

     Shareholders may redeem their shares by sending to Bernstein a written request, accompanied by duly endorsed share certificates, if issued. Orders for redemption through certain banks, broker-dealers or financial institutions with whom the Fund has arrangements are considered received when the bank, broker-dealer or other financial institution receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund. In this case, all share certificates and all written requests for redemption must be endorsed by the shareholder(s) with signature(s) guaranteed by an eligible guarantor institution that meets the Fund's standards for the acceptance of guarantees (such an institution may be a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). Guarantees must be signed by an authorized signatory of the eligible guarantor institution, and "Signature Guaranteed" should appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not accepted. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. Where the shareholder is an advisory client of Bernstein, proceeds are retained in the client's account with Bernstein unless other prior instructions are on file. With respect to redemption orders received through other dealers, proceeds are sent to the customer's account with the dealer unless prior instructions are on file. Proceeds of all other redemptions are sent to the shareholder's address by check unless prior instructions are on file. The cost of wire transfers will be borne by the shareholder.

Systematic Withdrawal Plan

     A shareholder may set up a plan for redemptions to be made automatically at regular monthly intervals and payments sent directly to the shareholder or to persons designated by the shareholder. The use of this service will be at the Fund's discretion and, in general, a shareholder must own shares worth $25,000 or more, and they must own them as book-entry shares. For further information, call Bernstein at (212) 756-4097.

Additional Redemption Information

     Payment is made by check within seven days after receipt by the shareholder-servicing agent of share certificates (if issued) and a redemption request in proper form. Under the 1940 Act, the Fund, on behalf of any Portfolio, may suspend the right of redemption or postpone the day of payment for more than seven days (i) for any periods during which the Exchange is closed (other than for customary weekend or holiday closings); (ii) for any periods when trading in the markets the Portfolio normally uses is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (iii) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the condition described in (ii) exists.

     In addition, if the shares being redeemed were purchased by check, payment may be delayed for up to 15 days in order to verify that the purchase check has been honored. Any such delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

     Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem without shareholder consent, on at least 60 days' written notice, the account of any shareholder of any Portfolio whose account has a net asset value of less than $1,000 due to redemptions determined as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to $1,000 during such 60-day period.

Portfolio Transactions and Brokerage

     The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, the securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis (as securities in which the International Value Portfolio invest are generally traded), with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. Portfolio transactions that are effected on a transaction-charge basis may be effected through Bernstein, acting as agent and not as principal, provided, among other things, that any transaction charges, fees or other remuneration received by Bernstein are reasonable and fair compared to the transaction charges, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In some cases, a Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions when a Portfolio engages in purchase or sale transactions with another mutual fund.

     Although the objectives of the other accounts to which the Manager provides investment advice may differ from those of each of the Portfolios, it is possible that, at times, identical securities are acceptable for one or more of the Portfolios and one or more of such accounts. If the purchase or sale of securities consistent with the investment policies of one or more of the Portfolios and one or more of the accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts and the Portfolios in a manner deemed equitable by the Manager. Where securities are allocated among Fund Portfolios and private accounts, the Manager may use the average price at which the securities were purchased or sold.


     None of the Fixed-Income Portfolios anticipates a portfolio turnover rate in excess of 300%. The International Value Portfolio anticipates a portfolio turnover rate of less than 100%. A turnover rate of 100% would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A portfolio's turnover rate is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater transaction costs, which are borne directly by the Portfolio, and may also result in the realization of substantial net short-term capital gains, taxable at ordinary income tax rates to non-tax-exempt investors.


Net Asset Value

     The net asset value of each Portfolio is computed as of the close of regular trading of the Exchange (normally 4:00 p.m., New York time). Purchase and redemption orders are accepted by the Fund on each business day, with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. The net asset value per share of each Portfolio is the net worth of the Portfolio (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The value of each security for which readily available market quotations exist is based on the most recent sale, the most recent available bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later; corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.


Dividends, Distributions and Taxes

     The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). While so qualified, the Portfolios are not subject to federal income taxes on net income and capital gains, if any, realized during any fiscal year and distributed to shareholders. All taxable dividends out of net investment income, together with distributions of net short-term capital gains and certain foreign currency gains, are taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. Dividends derived from the interest earned on municipal securities constitute "tax-exempt interest dividends" and are not subject to federal income taxes, provided that the relevant Portfolio meets the requirements of Section 852(b)(5) of the Code. In general, the International Value Portfolio's dividends will not qualify for the dividends-received deduction for corporations since they are not derived from dividends paid by U.S. corporations. Any net long-term capital gains distributed to shareholders are taxable as such to the shareholders who are subject to federal income taxes, whether or not reinvested, and regardless of the length of time shareholders have owned their shares. Share purchases made shortly before a dividend of the International Value Portfolio or a capital gains distribution of any of the Portfolios include in the purchase price the amount of the distribution; on the record date for the distribution, the Portfolio's share value drops by the amount of the distribution.

     Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

     The Fixed-Income Portfolios intend to declare dividends daily and to pay them monthly. The International Value Portfolio intends to declare and pay dividends at least annually, generally in December. Capital-gains distributions are made at least annually, generally in December. Dividends and distributions are generally taxable to shareholders in the year in which received, provided that dividends declared in October, November and December and paid prior to February 1 of the following year are taxable to shareholders in the year in which declared. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five business days prior to the record date to receive such distributions in cash.

     A shareholder's gain or loss upon the redemption, repurchase or exchange of their shares in a portfolio is generally capital gain or loss and is long-term capital gain or loss if the shares were held for more than one year. Any loss realized on a redemption, repurchase or exchange is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. However, any loss incurred by a shareholder who held their shares for six months or less is treated as long-term capital loss to the extent of any dividends that are treated as long-term capital gains by the shareholder. In addition, such a loss is disallowed to the extent of any tax-exempt interest dividends received by the shareholder.

     It is anticipated that the dividends of the New York Municipal Portfolios, the California Municipal Portfolios and the Diversified Municipal Portfolios will be generally exempt from federal income taxes. It should be noted, however, that under the Code, interest on certain "private activity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax. The Portfolios anticipate that a portion of their investments may be made in "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Portfolios would be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax. It is intended that within 60 days after the end of each year, each Portfolio will mail information to shareholders on the tax status of dividends and distributions, except that such mailing will be made within 45 days for the Bernstein Government Short Duration Portfolio. If any dividends are not exempt from federal income taxes, the annual tax information will indicate the percentages of tax-exempt and taxable income.

     It is anticipated that each of the New York Municipal Portfolios will provide income that is generally tax-free for federal and New York State and local individual income tax purposes to the extent that the income is derived from New York State Municipal Securities or securities issued by possessions of the United States, and that each of the California Municipal Portfolios will provide income that is generally tax-free for federal and California personal income taxes to the extent that the income is derived from California Municipal

Securities or securities issued by possessions of the United States. A portion of the income of the other Portfolios may be exempt from state and local income taxes in certain states to the extent of the Portfolio's income derived from securities on which the interest is exempt from income taxes in that state.

     Dividends and interest received by the International Value Portfolio may be subject to foreign tax and withholding. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by the Portfolio.

     If the International Value Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for United States income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If the election is made, shareholders of the International Value Portfolio would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a United States federal income tax deduction or as foreign tax credits against their United States federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to the Portfolio's shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit and the deduction for foreign taxes may be claimed.

     Capital gains on the securities of certain foreign corporations that are considered to be passive foreign investment companies under the Internal Revenue Code will be deemed to be ordinary income regardless of how long the International Value Portfolio holds such an investment. In addition, the Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

     Statements as to the tax status of dividends and distributions to shareholders of each Portfolio are mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Taxes" in the SAI.

Description of Shares

     The shares of each Portfolio have no pre-emptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000, as previously discussed in "Redemption of Shares."

     Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. The Directors have been elected at the initial meeting of the public shareholders of the Fund, except for Mr. Kristol, who was elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


Performance

     Each of the Portfolios may, from time to time, advertise yield, average annual total return and unannualized average total return. In addition, the Bernstein New York Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein Government Short Duration Portfolio and the Short Duration Municipal Portfolios may advertise tax-equivalent yield. Yield is a measure of a Portfolio's income; it does not measure changes in the net asset value of the Portfolio's shares. Average annual total return reflects all elements of return, including income, expenses and changes in the value of the principal. Yield and average annual total return do not reflect any tax consequences to an investor. Tax-equivalent yield is the taxable yield that would be necessary to produce an equivalent yield after taxes to a hypothetical investor in the highest applicable tax bracket. Yield, tax-equivalent yield and average annual total return are based on historical results and are not intended to indicate future performance.

     The yield of a Portfolio is calculated by dividing the Portfolio's net investment income per share during a specified month by the maximum offering price per share on the last day of the month and annualizing it. Yield is calculated in accordance with accounting methods prescribed by the Commission. Because the yield accounting methods differ from the methods used for tax and financial accounting purposes, a Portfolio's yield may not be comparable to the dividends paid to a shareholder or the net investment income reported in the Portfolio's financial statements. The calculation of yield takes into account all fees and expenses. The calculation of tax-equivalent yield is based on yield and, for the New York Municipal Portfolios and the California Municipal Portfolios, assumes that the hypothetical investor is subject, respectively, to the highest bracket of New York State and City or California, as well as federal, taxes. The calculation of tax-equivalent yield for the Diversified Municipal Portfolios assumes that the hypothetical investor is subject to the highest bracket of only federal taxes. The calculation of tax-equivalent yield for the Bernstein Government Short Duration Portfolio assumes the hypothetical investor is subject to a stated bracket of state and/or state and local taxes. The average annual total return of a Portfolio is computed by finding the average annual compounded rate of return since the commencement of the Portfolio's operations based on an initial investment of $1,000 as compared to the ending redeemable value, assuming that all dividends and distributions were reinvested. The calculation of average annual total return takes into account all fees and expenses. The unannualized average total return of a Portfolio for a period is calculated by dividing the value of an investment at the end of the period, assuming all dividends and distributions were reinvested, by the value of the investment at the beginning of the period. The Fund may use an independent service to calculate yield and/or performance data of any or all Portfolios at such times and to such extent as the Manager deems appropriate. For further information and a description of the method by which yield, tax-equivalent yield, average annual total return and unannualized average total return are calculated, see "Performance" in the SAI.

Reports to Shareholders

     The Fund sends the shareholders of each Portfolio annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants, whose report is included thereon. In addition, each shareholder having an account directly with the Fund is sent a statement confirming each transaction in the account.


Custodian and Transfer Agent

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund and in that capacity holds the cash and other assets for each Portfolio in the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Foreign securities and foreign currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent for the Portfolios and in that capacity maintains certain records pursuant to an agreement with the Fund.

Shareholder Inquiries


     All inquiries regarding each Portfolio should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. Questions concerning dividends or share ownership, transfer or redemption should be directed to Bernstein at the same address; at 1999 Avenue of the Stars, Los Angeles, California 90067; at 777 South Flagler Drive, West Palm Beach, Florida 33401; at 227 West Monroe Street, Chicago, Illinois 60606; or at 300 Crescent Court, Suite 950, Dallas, Texas 75201.


Independent Accountants and Legal Counsel

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants to audit the annual financial statements of each

Portfolio of the Fund. Price Waterhouse LLP also has been the auditor of the investment performance statistics of Bernstein's separately managed accounts since 1978.

     Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, New York 10022, has been selected as legal counsel to the Fund. Shereff, Friedman, Hoffman & Goodman LLP and partners of that firm have been legal counsel to Bernstein since 1967, when Bernstein was organized.

Table of Contents



                                                                        Page
FEE TABLE

FINANCIAL HIGHLIGHTS

THE FUND

BERNSTEIN FIXED-INCOME PROCESS

BERNSTEIN FIXED-INCOME PORTFOLIOS

BERNSTEIN INTERNATIONAL VALUE PROCESS

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

        Investment Objectives and Policies

         of the Fixed-Income Portfolios
        The Short-Term Taxable Portfolios
         o Bernstein Government Short Duration Portfolio
         o Bernstein Short Duration Plus Portfolio
         o The Intermediate Duration Taxable Portfolio
         o Bernstein Intermediate Duration Portfolio

         The Municipal Portfolios

         o The Short Duration Municipal Portfolios
         o The Intermediate Duration Municipal Portfolios
         o The New York Municipal Portfolios:
           o Bernstein Short Duration New York Municipal Portfolio
           o Bernstein New York Municipal Portfolio
         o The California Municipal Portfolios:
           o Bernstein Short Duration California Municipal Portfolio
           o Bernstein California Municipal Portfolio
         o The Diversified Municipal Portfolios:

           o Bernstein Short Duration Diversified Municipal Portfolio
           o Bernstein Diversified Municipal Portfolio

Investment Objectives and Policies of the

         Bernstein International Value Portfolio

INVESTMENTS

         Special Investment Techniques

MANAGEMENT OF THE PORTFOLIOS

         Directors and Officers
         The Manager
         Purchase of Shares
         Exchanges of Shares
         Redemption of Shares
         Portfolio Transactions and Brokerage
         Net Asset Value
         Dividends, Distributions and Taxes
         Description of Shares
         Performance
         Reports to Shareholders
         Custodian and Transfer Agent

                                      58

         Shareholder Inquiries
         Independent Accountants and Legal Counsel

                        SANFORD C. BERNSTEIN FUND, INC.
                               767 Fifth Avenue
                           New York, New York  10153
                                (212) 756-4097

       / / BERNSTEIN SHORT DURATION PLUS PORTFOLIO

       / / BERNSTEIN INTERMEDIATE DURATION PORTFOLIO

       / / BERNSTEIN INTERNATIONAL VALUE PORTFOLIO

                                  PROSPECTUS

                               February 1, 1996



     Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This type of company is commonly referred to as a mutual fund. The Fund is currently comprised of 11 series of shares, each representing a separate portfolio of securities and each having its own investment objectives. Sanford C. Bernstein & Co., Inc. ("Bernstein," or the "Manager") serves as Investment Manager to each series.



     IMPORTANT NOTE: This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three of the Fund's Portfolios-the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio and the Bernstein International Value Portfolio. Prospectuses containing information on the 11 Fund Portfolios and on how to open a personal account are available for individual investors, and may be obtained by writing to the address or calling the telephone number listed above.



     The Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio (each a "Fixed-Income Portfolio") aim to generate the highest total return consistent with safety of principal and the financial objectives of the Portfolios.


     The Bernstein International Value Portfolio seeks long-term capital growth on a total return basis (capital appreciation or depreciation plus dividends and interest) principally through investment in equity securities of established non-U.S. companies. Investments may be made solely for capital appreciation, solely for income or any combination of the two for the purpose of achieving a higher overall return.


     This Prospectus sets forth information you ought to know before investing in the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio or the Bernstein International Value Portfolio. You should read it carefully and retain it for future reference. You can find more information about the Fund in the Statement of Additional Information (the "SAI") dated February 1, 1996, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. You may obtain a copy of the SAI without charge by calling or writing the Fund at the above telephone number or address.

                        BERNSTEIN PORTFOLIO OBJECTIVES



SHORT-DURATION PORTFOLIO:  Bernstein Short Duration Plus: Page__
o Choose primarily from a broad universe of high-grade fixed-income instruments.



INTERMEDIATE-DURATION PORTFOLIO:  Bernstein Intermediate Duration: Page__
o Choose primarily from a broad universe of high-grade fixed-income instruments.



INTERNATIONAL EQUITY PORTFOLIO:  Bernstein International Value:  Page __
o Invest primarily in equity securities of established foreign companies in the countries comprising the EAFE index, plus Canada.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                             (front cover-page 1)

FEE TABLE


                                                       Bernstein
                                                       Short Duration
                                                       Plus
                                                       Portfolio


Shareholder Transaction Expenses


Sales Load Imposed on Purchases                        None
(as a  percentage of offering price)


Sales Load Imposed on Reinvested Dividends             None
(as a percentage of offering price)



Deferred Sales Load (as a percentage of original       None
purchase price or redemption proceeds)



Redemption Fees                                        None
(as a percentage of amount redeemed)



Exchange Fees                                          None


Annual Portfolio Operating Expenses
(as a percentage of average net assets)


Management Fees                                          .50%



12b-1 Fees                                             None



Other Expenses
Shareholder Servicing & Administrative Fees              .10%



All Other Expenses                                       .05%




Total Portfolio Operating Expenses                       .65%


Example
     A Portfolio would pay the following expenses on a $1,000 investment, assuming 5% annual return:

         1 Yr.           $   7
         3 Yrs. (cum.)   $  21
         5 Yrs. (cum.)   $  36
        10 Yrs. (cum.)   $  81
                                           2

FEE TABLE

                                              Bernstein        Bernstein
                                             Intermediate    International
                                               Duration          Value
                                              Portfolio        Portfolio


Shareholder Transaction Expenses

   Sales Load Imposed on Purchases              None            None
      (as a percentage of offering price)


   Sales Load Imposed on Reinvested Dividends   None            None
      (as a percentage of offering price)


   Deferred Sales Load (as a percentage of      None            None
      original purchase price or redemption
      proceeds)



   Redemption Fees                              None            None
      (as a percentage of amount redeemed)


   Exchange Fees                                None            None



Annual Portfolio Operating Expenses
   (as a percentage of average net assets)

   Management Fees                              .50%            1.00%



   12b-1 Fees                                   None            None


   Other Expenses


    Shareholder Servicing & Administrative
    Fees                                         .10%            .25%




    All Other Expenses                           .04%            .10%




Total Portfolio Operating Expenses               .64%            1.35%


Example
  A Portfolio would pay the following expenses on a $1,000 investment, assuming 5% annual return:


         1 Yr.                   $   7      $  14
         3 Yrs. (cum.)           $  20      $  43
         5 Yrs. (cum.)           $  36      $  74
        10 Yrs. (cum.)           $  80      $ 162

     The purpose of the fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund is no-load, there are no redemption fees, and there are no charges for shareholders on monthly payment plans. "Other Expenses" for all Portfolios are based on amounts for the fiscal year ended September 30, 1995. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown. A more complete description of the various costs and expenses will be found under "Management of the Portfolios" on page ____. Shareholders of the Fund do not need to open a brokerage account with Bernstein; shareholders may elect to take delivery of the shares or to make alternate arrangements for custodying them. If a shareholder holds Fund shares in a Bernstein brokerage account, Bernstein (not the Fund) will charge an annual maintenance fee of $100 for accounts with assets of less than $400,000 under the management of Bernstein's Equity and/or Fixed-Income Investment Policy Groups. This fee is deducted from cash held in the brokerage account or, if insufficient cash is maintained in the brokerage account, by selling securities. Bernstein does not charge this fee on accounts that are included in a group of related accounts as defined by Bernstein with combined assets of $400,000 or more. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Financial Highlights

Set forth below is a table containing information as to the income and operating performance of a share of each of the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio and the Bernstein International Value Portfolio, for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; and September 30, 1991, have been audited by Price Waterhouse LLP. The related financial statements for the period ended September 30, 1995 and the report of independent accountants are included in the Fund's SAI. Additional performance information is contained in the Fund's annual report to shareholders dated September 30, 1995, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                             Bernstein International Value Portfolio        Bernstein Short Duration Plus Portfolio
                                       -------------------------------------------------   -----------------------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         9/30/95      9/30/94      9/30/93     9/30/92 (a)   9/30/95      9/30/94       9/30/93
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 16.57      $ 15.39      $ 11.98      $ 12.50      $ 12.32      $  12.89      $  13.14
                                      -----------  -----------  -----------  -----------   ----------   -----------   -----------
Income from investment operations:
    Investment income, net                  0.18         0.19         0.05         0.02         0.70          0.55          0.59
    Net realized and unrealized gain
       (loss) on investments, futures
       and foreign currencies               0.07         1.13         3.54        (0.54)        0.18         (0.40)         0.10
                                      -----------  -----------  -----------  -----------   ----------   -----------   -----------
       Total from investment
          operations                        0.25         1.32         3.59        (0.52)        0.88          0.15          0.69
                                      -----------  -----------  -----------  -----------   ----------   -----------   -----------
Less distributions:
    Dividends from taxable net
       investment income                   (0.11)       (0.02)       (0.05)           0        (0.71)        (0.56)        (0.59)
    Dividends from tax-exempt net
       investment income                       0            0            0            0            0             0             0
    Distributions from net realized
       gains                               (0.63)       (0.12)       (0.13)           0            0             0         (0.35)
    Distributions in excess of net
       realized gains due to timing
       differences                             0            0            0            0            0         (0.16)            0
                                      -----------  -----------  -----------  -----------   ----------   -----------   -----------
       Total distributions                 (0.74)       (0.14)       (0.18)           0        (0.71)        (0.72)        (0.94)
                                      -----------  -----------  -----------  -----------   ----------   -----------   -----------
Net asset value, end of period           $ 16.08      $ 16.57      $ 15.39      $ 11.98      $ 12.49      $  12.32      $  12.89

                                      ===========  ===========  ===========  ===========   ==========   ===========   ===========
Total Return                                1.84%        8.55%       30.45%       (4.16)%       7.36%         1.14%         5.49%
Ratios/Supplemental Data
    Net assets, end of period
       (000 omitted)                  $1,996,112   $1,343,266     $539,936      $75,255     $534,462      $550,415      $508,959
    Average net assets (000 omitted)  $1,591,703     $948,563     $235,839      $41,234     $536,042      $529,892      $535,889
    Ratio of expenses to average net
       assets                               1.35%        1.39%        1.53%        2.00%*       0.65%         0.65%         0.66%
    Ratio of net investment income to
       average net assets                   1.17%        1.13%        1.27%        0.59%*       5.69%         4.30%         4.52%
    Portfolio turnover rate                29.53%       23.78%       21.22%        1.12%       61.03%       285.80%       112.87%

*Annualized
(a) Commenced operations June 22, 1992

Set forth below is a table containing information as to the income and operating performance of a share of each of the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio and the Bernstein International Value Portfolio, for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; and September 30, 1991, have been audited by Price Waterhouse LLP. The related financial statements for the period ended September 30, 1995 and the report of independent accountants are included in the Fund's SAI. Additional performance information is contained in the Fund's annual report to shareholders dated September 30, 1995, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.


                                                      (cont.) Bernstein Short              Bernstein Intermediate
                                                      Duration Plus Portfolio                Duration Portfolio
                                      --------------------------------------------------- -----------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
                                         9/30/92      9/30/91      9/30/90    9/30/89 (b)    9/30/95     9/30/94
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 12.84      $ 12.50      $ 12.62      $ 12.50      $ 12.54      $13.92
                                      -----------  -----------  -----------  -----------   ----------  ----------

Income from investment operations:
    Investment income, net                  0.75         0.94         0.97         0.78         0.78        0.68
    Net realized and unrealized gain
       (loss) on investments, futures
       and foreign currencies               0.44         0.41        (0.01)        0.12         0.77       (1.15)
                                      -----------  -----------  -----------  -----------   ----------  ----------
       Total from investment
          operations                        1.19         1.35         0.96         0.90         1.55       (0.47)
                                      -----------  -----------  -----------  -----------   ----------  ----------
Less distributions:
    Dividends from taxable net
       investment income                   (0.75)       (0.94)       (0.97)       (0.78)       (0.79)      (0.70)
    Dividends from tax-exempt net
       investment income                       0            0            0            0            0           0
    Distributions from net realized
       gains                               (0.14)       (0.07)       (0.11)           0            0       (0.08)
    Distributions in excess of net
       realized gains due to timing
       differences                             0            0            0            0            0       (0.13)
                                      -----------  -----------  -----------  -----------   ----------  ----------
       Total distributions                 (0.89)       (1.01)       (1.08)       (0.78)       (0.79)      (0.91)
                                      -----------  -----------  -----------  -----------   ----------  ----------

Net asset value, end of period            $13.14       $12.84       $12.50       $12.62       $13.30      $12.54
                                      ===========  ===========  ===========  ===========   ==========  ==========
Total Return                                9.60%       11.26%        7.88%        7.41%       12.82%      (3.54)%
Ratios/Supplemental Data
    Net assets, end of period
       (000 omitted)                    $535,980     $435,334     $391,131     $335,310    $1,142,768    $848,529
    Average net assets (000 omitted)    $482,467     $405,457     $374,101     $263,899      $957,247    $764,519
    Ratio of expenses to average net
       assets                               0.66%        0.67%        0.68%        0.75%*       0.64%       0.65%
    Ratio of net investment income to
       average net assets                   5.75%        7.42%        7.67%        7.91%        6.11%       5.14%
    Portfolio turnover rate               169.60%      140.03%      155.21%      132.82%      212.40%     203.73%

*Annualized
(b) Commenced operations December 12, 1988

                                              (cont.) Bernstein Intermediate Duration Portfolio
                                      ------------------------------------------------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                         9/30/93      9/30/92      9/30/91      9/30/90    9/30/89 (c)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 13.82      $ 13.19      $ 12.36      $ 12.82      $ 12.50
                                      -----------  -----------  -----------  -----------   ----------

Income from investment operations:
    Investment income, net                  0.76         0.90         1.00         0.98         0.69
    Net realized and unrealized gain
       (loss) on investments, futures,
       and foreign currencies               0.68         0.79         0.85        (0.25)        0.32
                                      -----------  -----------  -----------  -----------   ----------
       Total from investment
          operations                        1.44         1.69         1.85         0.73         1.01
                                      -----------  -----------  -----------  -----------   ----------
Less distributions:
    Dividends from taxable net
       investment income                   (0.76)       (0.90)       (1.00)       (0.98)       (0.69)
    Dividends from tax-exempt net
       investment income                       0            0            0            0            0
    Distributions from net realized
       gains                               (0.58)       (0.16)       (0.02)       (0.21)           0
    Distributions in excess of net
       realized gains due to timing
       differences                             0            0            0            0            0
                                      -----------  -----------  -----------  -----------   ----------
       Total distributions                 (1.34)       (1.06)       (1.02)       (1.19)       (0.69)
                                      -----------  -----------  -----------  -----------   ----------
Net asset value, end of period            $13.92       $13.82       $13.19       $12.36       $12.82
                                      ===========  ===========  ===========  ===========   ==========
Total Return                               11.30%       13.32%       15.54%        5.90%        8.25%
Ratios/Supplemental Data
    Net assets, end of period
       (000 omitted)                    $693,772     $524,301     $375,345     $240,779     $183,480
    Average net assets (000 omitted)    $595,273     $444,750     $304,034     $218,760     $135,549
    Ratio of expenses to average net
       assets                               0.66%        0.67%        0.68%        0.71%        0.83%*
    Ratio of net investment income to
       average net assets                   5.59%        6.64%        7.80%        7.77%        7.74%*
    Portfolio turnover rate                60.77%      149.71%       81.04%      119.09%      121.11%

*Annualized
(c) Commenced operations January 17, 1989

The Fund


     The Fund was incorporated on May 4, 1988, under the laws of Maryland as an open-end management investment company. This Prospectus relates to three of the Fund's series of shares (the "Portfolios"). Shares of each series represent an interest in a separate portfolio of securities. At September 30, 1995, the ten operating portfolios of the Fund (including the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio and the Bernstein International Value Portfolio) had net assets totaling $5.370 billion. Bernstein, with offices at 767 Fifth Avenue, New York, New York 10153; 1999 Avenue of the Stars, Los Angeles, California 90067; 777 South Flagler Drive, West Palm Beach, Florida 33401; and 227 West Monroe Street, Chicago, Illinois 60606; and 300 Crescent Court, Suite 950, Dallas, Texas 75201, serves as Investment Manager to each Portfolio. Each Portfolio has its own investment objectives.


Investment Objectives and Policies Of the Portfolios

Investment Objectives and Policies
Of the Fixed-Income Portfolios

General Investment Policies

     Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Each of the Fixed-Income Portfolios may invest in any of the securities detailed on pages ____-____. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described on pages ____-____ to hedge various market risks (such as interest rates, currency exchange rates, and broad or security-specific changes in the prices of fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets. Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.


     Neither of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"),

Fitch Investors Service, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"), SP-1 by Standard & Poor's, F-1 by Fitch, or MIG 1 or VMIG 1 by Moody's, A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality. In addition, neither of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's, less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch, or less than P-2, MIG 2 or VMIG 2 by Moody's, or securities and commercial paper that are not rated but that are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's, below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch, or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal. Each Fixed-Income Portfolio, at the time of purchase, may invest as much as 20% of its total assets in securities of foreign issuers, including Eurobonds, Yankees and obligations of foreign banks that are securities of foreign issuers, including foreign governments.



     Neither Fixed-Income Portfolio will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 10% of the net assets of the Portfolio.



     In addition to these policies, which govern both Fixed-Income Portfolios, each individual Portfolio has individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. While maturity is somewhat indicative of interest-rate risk, duration is a more accurate measure. The duration of a bond is defined to be the effect on price of a rise (or fall) of 1% in interest rates. The Bernstein Short Duration Plus Portfolio generally has a duration around 2.0 years and thus will lose about 2% in principal should interest rates rise 1%. The Bernstein Intermediate Duration Portfolio has a duration of about 5.0 years and would lose about 5% should interest rates rise 1%. In contrast, long-term bonds typically have durations of greater than 10 years and would thus lose more than 10% if interest rates were to rise 1%. The longer the bond's duration, whether it is a

Treasury, corporate, or municipal bond, the greater its vulnerability to these fluctuations.

     The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

     The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

     Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Individual Portfolios' Policies

     The Bernstein Short Duration Plus Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. Because the Bernstein Short Duration Plus Portfolio is managed without regard to potential tax consequences, it may be particularly appropriate for investors, such as pension plans and IRAs, that are not subject to current income taxation, as well as individuals who reside in states with low or no state taxes or who reside in high-tax states that do not permit a pass-through to the individual shareholder of the tax-exempt character of this income.


     The Short Duration Plus Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, and its expected return is somewhat higher. Although the actual maturities of the securities in the Portfolio may vary widely, the effective duration of this Portfolio--which is expected to be one to three years under normal market conditions--is longer than the effective duration of money markets. The average dollar-weighted maturity of the Portfolio may range from one to 25 years while maintaining the required duration. Since the effective duration of this Portfolio is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund that seeks to maintain a stable net asset value. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.

     The Bernstein Intermediate Duration Portfolio invests in a diversified portfolio of securities that it believes offers the highest expected return consistent with a prudent level of risk. While the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of three to six years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from two to 25 years while maintaining the required duration. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.


     Because the Bernstein Intermediate Duration Portfolio is managed without regard to potential tax consequences to the shareholder, it may be particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.


Investment Objectives and Policies
Of the International Value Portfolio

     The Bernstein International Value Portfolio seeks long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Portfolio will invest primarily in equity securities of established foreign companies, as described on page _____.

     The Portfolio will invest in a diversified portfolio of securities that the Manager considers most undervalued. The Portfolio intends to diversify investments among many foreign countries; it will generally be invested in countries that comprise the EAFE Index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio may also make investments in less developed or emerging equity markets. Shareholders should be aware that investing in less developed or emerging markets involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries.

     Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in at least three foreign countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or debt or equity securities of U.S. issuers. The Portfolio may invest in fixed-income securities and enter into
                                       11
foreign currency exchange contracts and options on foreign currencies and it may utilize options on securities and securities indexes and futures contracts and options on futures. See the sections on "Investments" and "Special Investment Techniques" on pages _____-_____. The International Value Portfolio will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). In addition, the International Value Portfolio will not invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.

     The above policies and objectives are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.

     The International Value Portfolio has adopted certain fundamental investment limitations. As a fundamental policy, the International Value Portfolio will not:

       (a) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer if, as a result of the purchase, less than 75% of the International Value Portfolio's assets consists of cash and cash items, Government securities, securities of other investment companies and other securities, limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the International Value Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer;

      (b)  invest more than 25% of its total assets in any one industry; or

      (c) borrow money except that the International Value Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding 33% of its total assets. As an operating (not a fundamental) policy, the Portfolio will not borrow except from a bank for temporary or emergency purposes in amounts in excess of 5% of its total assets.

     The SAI contains certain investment restrictions pertaining to the International Value Portfolio and the Fixed-Income Portfolios.

     The Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities. Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's, or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix to the SAI). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, in the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest all of its portfolio in fixed-income obligations of the U.S. government or fixed-income or equity securities of U.S. issuers.

Investment Risks Of the Bernstein
International Value Portfolio

     Market risk: Since it invests primarily in equity securities, the Portfolio, like any equity portfolio, is vulnerable to market risk: the possibility that stock prices in general will decline over short or even extended periods. Moreover, the Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are volatile from year to year; accordingly, the Portfolio is suited to investors who are willing to hold their investment over a long horizon.

     Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. In addition, it is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S.

     Other risks: Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of foreign brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency
                                      13
exchange; payment of fixed brokerage commissions on certain foreign exchanges, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Investments


     Both Fixed-Income Portfolios will primarily be invested in debt securities, including, subject to each Portfolio's general investment policies described on pages _____-_____, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes, including securities of foreign and U.S. issuers payable in U.S. dollars and issued outside the U.S. ("Eurobonds") or securities of foreign issuers payable in U.S. dollars issued inside the U.S. ("Yankees"); (iv) loan participations; (v) commercial paper;
(vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks (including U.S. branches of such banks); (vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts; (xi) variable and floating rate securities;
(xii) private placements; (xiii) preferred stock; and (xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Value Portfolio will invest primarily in foreign equity securities, but may, under the circumstances described in the "Investment Objectives and Policies" section, pages ____-____, invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio.


Obligations Of the U.S. Government,
Its Agencies and Instrumentalities

     The types of U.S. government and agency securities in which the Portfolios may invest include bills, notes and bonds issued by the U.S. Treasury, as well as securities issued by other U.S. government agencies and instrumentalities, including bills, notes, bonds, mortgage-backed securities and other fixed-income securities. However, certain types of mortgage-backed securities, known as "Interest Only" (or "IO") and "Principal Only" (or "PO") securities, which are based on government securities but "stripped" by third parties, are not government securities.

     The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association and other agencies and instrumentalities the securities or guarantees of which are backed by the full faith and credit of the United States. The Portfolios may also purchase securities issued by the United States Postal Service and other agencies and instrumentalities that have the right to borrow from the United States Treasury to meet their
                                      14
obligations. The Portfolios may also purchase securities issued or guaranteed by U.S. government agencies and instrumentalities, including the Federal Farm Credit Banks, the Federal Home Loan Bank, the Financing Corporation ("FICO"), the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Resolution Funding Corporation ("Refcorp"), the obligations of which are backed only by the credit of the issuing agency.

Obligations of Supranational Agencies

     The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely for funds on participating countries, often including the United States. Some supranationals, such as International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed on page _____ with respect to foreign securities.

Corporate Bonds, Notes and Commercial Paper

     The Portfolios may invest in straight and convertible corporate bonds, notes and commercial paper. The value of the Portfolios' investment in corporate bonds and notes will change in response to changes in interest rates and the relative financial strength of each issuer. In general, lower-rated bonds, notes and commercial paper tend to have higher yields but are subject to greater market fluctuations and risk of loss than higher-rated bonds, notes and commercial paper of similar maturity.

Loan Participations

     The Portfolios may also invest in participating interests ("participations") in obligations, including variable-rate tax-exempt obligations, mortgages and other loans, held by financial institutions. A participation provides the Portfolio with a specified-percentage undivided interest in the underlying obligation. The Portfolio may have the right to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice. The obligation may also be backed by a letter of credit or guarantee of the institution. The Portfolio participates on the same basis as the institution in the obligation, except that the institution may retain a service fee out of the interest paid on the obligation. Loan participations are considered illiquid securities.

Mortgage-Related Securities

     Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.


     One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is an FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like an FNMA security, it is not backed by the full faith and credit of the U.S. government.


     The Portfolios may also invest in mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

     Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.


     Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of Collateralized Mortgage Obligations ("CMOs"), the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are CMOs; provided that the entity issuing the CMO is not a registered investment company.

     In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO". The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested.
IOs and POs issued by the United States government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

     Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

     A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related.

Asset-Backed Securities

     In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Lastly, in the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.


Municipal Securities

     Municipal Securities are debt obligations issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. The Fund may also invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their
                                      17
political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax. Municipal Securities include "private activity bonds," such as industrial revenue bonds.

     The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal of and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain non-appropriation clauses that provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. The Fund Board will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Guaranteed Investment Contracts

     The Portfolios may purchase guaranteed investment contracts ("GICs"). A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal. GICs are considered illiquid securities.

Variable and Floating Rate Securities

     Each Portfolio may purchase variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates.

     Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Portfolio, variable and floating rate instruments are
                                      18
deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Portfolio is entitled to demand repayment of principal.

Private Placements

     The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

Illiquid Securities


     Within the limits set forth in the "Investment Objectives and Policies" section (pages ____-____), the Portfolios may invest in illiquid securities--securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. The factors to be considered in the case of the analysis of unrated municipal lease obligations will include an analysis of credit factors. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.


Preferred Stock

     The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be more subject to fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities

     While the Fixed-Income Portfolios generally invest in domestic securities, each may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the adviser to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described on page ____.

Warrants

     The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Equity Securities

     The equity securities in which the Bernstein International Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other similar securities convertible into securities of foreign issuers without limitation. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. In some circumstances--e.g., when a direct investment in securities in a particular country cannot be made--the Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested.

Special Investment Techniques

     In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. These techniques may be used to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets.

Foreign Currency Transactions

     A Portfolio may enter into foreign currency exchange contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or through entering into forward contracts, which obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.


     The Portfolios will generally enter into forward contracts under two circumstances. First, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price in dollars of the security. Second, when the Manager believes that the currency of a particular foreign country may experience an adverse movement against another currency, a Portfolio may enter into a forward contract to sell an amount of the foreign currency (or another currency that acts as a proxy for that currency) approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. Under certain circumstances, the International Value Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the International Value Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.


Futures Contracts and Options

     The Portfolios may enter into financial futures contracts, including bond, bond index, Eurodeposit, stock index or currency futures contracts and options thereon. In addition, the Portfolios may each purchase and write (i.e., sell) put and call options on securities, on securities
                                      21
indexes based on securities in which the Portfolio may invest, on foreign currencies traded on U.S. or foreign exchanges or over-the-counter and on futures contracts. The securities for which a Portfolio writes put or call options will be Portfolio securities, and the Portfolios will write only covered options.

     The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

     In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from the Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


     Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns, and attempts to use such investments for hedging purposes may not be successful. Successful futures and options strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.


Swaps and Hybrid Investments

     As part of its investment program and to maintain greater flexibility, each Portfolio may invest in instruments that have the characteristics of futures, options, currencies and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the differences between the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the rate of change of the value of commodities, currencies, fixed-income instruments, financial indexes, or other financial or economic indicators, data or events. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.
                                      22

     A Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolios expect to enter into these transactions to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date.

     Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap.

Repurchase Agreements

     In a repurchase transaction, a Portfolio purchases a security from a bank or a securities dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price and an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities. The Board of Directors has established guidelines to be used by the Manager in repurchase transactions and regularly monitors the Portfolios' use of repurchase agreements.

Reverse Repurchase Agreements

     The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains a segregated account with its Custodian containing cash, U.S. government or other liquid high-grade debt securities having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.


Lending Portfolio Securities

     Each Portfolio may, from time to time, lend portfolio securities having, in the case of the Fixed-Income Portfolios, a market value of no more than 30% of its total assets and, in the case of the International Value Portfolio, having a market value of no more than one-third of its total assets, to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of cash or short-term U.S. government securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Manager carefully evaluates the creditworthiness of any potential borrower of securities. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.

When-Issued and Delayed-Delivery Transactions

     The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed-delivery transaction, a Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain, in segregated accounts, cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than each Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by each Portfolio on a delayed-delivery basis.

     Further information about the Portfolios' use of Special Investment Techniques and their associated risks is contained in the SAI.
                                      24

Future Developments

     The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Management Of the Portfolios

Directors and Officers

     The Board of Directors of the Fund is responsible for the overall supervision of the management of the Fund. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Officers of the Fund conduct and supervise the daily operations of the Portfolios.

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.
                                      25

                        Position with           Principal Occupation
Name and Address        the Fund                During Past Five Years

Roger Hertog*           President,              1993-Present: President, Chief Operating Officer
767 Fifth Avenue        Treasurer,              and Director-Bernstein
New York, NY 10153      Director                Previously:  Executive Vice President and
                                                Director-Bernstein


Stuart K. Nelson*       Senior Vice President,  Senior Vice President, General Counsel
767 Fifth Avenue        Director                and Director-Bernstein
New York, NY 10153


Arthur Aeder            Director                1987-Present: Consultant;
20 West 55th Street                             Formerly Senior Partner-Oppenheim, Appel,
New York, NY 10019                              Dixon & Co. (subsequently Spicer & Oppenheim)
                                                Certified Public Accountants, and Chairman-
                                                Spicer & Oppenheim International


Peter L. Bernstein**    Director                President-Peter L. Bernstein, Inc.,
575 Madison Avenue                              Economic Consultants
Suite 1006
New York, NY 10022


William Kristol         Director                6/95-Present: Editor and Publisher, The Weekly
1150 17th Street, N.W.                          Standard; 11/93-5/95: Chairman-Project for the
5th Floor                                       Republican Future; 1/93-11/93: Director-The Bradley
Washington, D.C. 20036                          Project on the 90's; 5/89-1/93: Chief of Staff to the
                                                Vice President, The White House


Theodore Levitt         Director                Professor Emeritus of Business Administration,
Harvard Business School                         Harvard University
Cumnock 300                                     1985-1989: Editor, Harvard Business Review
Boston, MA 02163


Francis H. Trainer, Jr. Senior Vice President   1992-Present: Senior Vice President, Director-Fixed
767 Fifth Avenue                                Income Investments and Director-Bernstein;
New York, NY  10153                             Previously: Manager of Fixed-Income
                                                Investments-Bernstein


Jean Margo Reid         Secretary               1992-Present: Vice President and Associate
767 Fifth Avenue                                General Counsel-Bernstein
New York, NY  10153                             Previously: Vice President and

                                                Attorney-Bernstein


  * An "interested person" of the Fund, as defined in the 1940 Act.
 ** Not related to Zalman C. Bernstein, Chairman of the Executive
    Committee - Bernstein


The Manager
     Bernstein is a closely held corporation, organized under the laws of the State of New York on January 20, 1969, which succeeded to the business of Sanford C. Bernstein & Co., a partnership, on February 1, 1969. Bernstein is a registered investment adviser that manages some $34.8 billion, as of September 30, 1995, for individuals, endowments, trusts and estates, charitable foundations, partnerships, corporations, the Portfolios of the Fund and tax-exempt funds such as pension and profit-sharing plans. Of that amount, some $13.3 billion was invested in fixed-income securities and $21.5 billion in equities as of September 30, 1995. Pursuant to contracts with the Fund, Bernstein provides the following types of services: Investment Management, Shareholder Servicing and Administration and Distribution.

Investment Management

     Bernstein has entered into Investment Management Agreements (the "Management Agreements") with the Fund, on behalf of the Portfolios, under which the Manager, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Portfolios, manages each Portfolio's assets. Investment Policy Groups created by the Manager and comprised of the Manager's employees make all investment decisions for the Portfolios, and no one person is primarily responsible for making recommendations to these groups.


     Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each Fixed-Income Portfolio is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by the International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. Because the investment programs of international asset management are costly to implement and maintain, this fee is higher than that paid by most investment companies that invest in U.S. equity securities. The fee is computed daily and payable monthly. For purposes of complying with California law, the Manager will reduce its fee to the extent required to limit each Portfolio's expenses to 2.5% of the Portfolio's first $30 million of average net assets, 2% of the next $70 million, and 1.5% of the Portfolio's average net assets in excess of $100 million; expenses incurred by the International Value Portfolio for custodian costs in excess of those that would have been incurred had the Portfolio's investments been in domestic securities are excluded from aggregate expenses for the purposes of applying this limitation.


Shareholder Servicing and Administration
                                      27

     Bernstein has also entered into Shareholder Servicing and Administrative Agreements with the Fund on behalf of the Portfolios. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each Fixed-Income Portfolio for these services is at an annual rate of 0.10% of that Portfolio's average daily net assets, and the fee paid by the International Value Portfolio is at an annual rate of 0.25% of the Portfolio's average daily net assets.

     Each Portfolio is responsible for the payment of all of its expenses other than those expressly stated to be payable by Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements.

Distribution

     Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements with the Fund.

Participating in your Plan


     The Fund is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


     You may be permitted to elect different investment options, alter the amounts contributed to your plan, or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.


     Contributions, exchanges or distributions of the Fund's shares are effective when received in "good order" by Bernstein or its agents. "Good order" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein or its agents.

     Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.



     Before making an exchange, you should consider the following:



     o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number which appears on the cover of this Prospectus for a copy.




     o Exchanges are accepted by Bernstein only as permitted by your plan.
       Your plan administrator can explain how frequently exchanges are allowed.




     If your have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Portfolio Transactions and Brokerage


     The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, the securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis (as securities in which the International Value Portfolio invest are generally traded), with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. Portfolio transactions that are effected on a transaction-charge basis may be effected through Bernstein, acting as agent and not as principal, provided, among other things, that any transaction charges, fees or other remuneration received by Bernstein are reasonable and fair compared to the transaction charges, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In some cases, a Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions when a Portfolio engages in purchase or sale transactions with another mutual fund.

     Although the objectives of the other accounts to which the Manager provides investment advice may differ from those of each of the Portfolios, it is possible that, at times, identical securities are acceptable for one or more of the Portfolios and one or more of such accounts. If the purchase or sale of securities consistent with the investment policies of one or more of the Portfolios and one or more of the accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts and the Portfolios in a manner deemed equitable by the Manager. Where securities are allocated among Fund Portfolios and private accounts, the Manager may use the average price at which the securities were purchased or sold.


     Neither of the Fixed-Income Portfolios anticipates a portfolio turnover rate in excess of 300%. The International Value Portfolio anticipates a portfolio turnover rate of less than 100%. A turnover rate of 100% would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A portfolio's turnover rate is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater transaction costs, which are borne directly by the Portfolio, and may also result in the realization of substantial net short-term capital gains, taxable at ordinary income tax rates to non-tax-exempt investors.

Net Asset Value

     The net asset value of each Portfolio is computed as of the close of regular trading of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time). Purchase and redemption orders are accepted by the Fund on each business day, with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. The net asset value per share of each Portfolio is the net worth of the Portfolio (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The value of each security for which readily available market quotations exist is based on the most recent sale, the most recent available bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later; corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

Dividends, Distributions and Taxes

     The Fixed-Income Portfolios intend to declare dividends daily and to pay them monthly. The International Value Portfolio intends to declare and pay dividends at least annually, generally in December. Capital-gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.


     Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to shareholders.



     If you utilize the Fund as an investment option in an employer-sponsored retirement or savings plan, dividend and capital gains distributions from the Fund will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

     Dividends and interest received by the International Value Portfolio may be subject to foreign tax and withholding. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by the Portfolio.

     If the International Value Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for United States income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders.

Description of Shares

     The shares of each Portfolio have no pre-emptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.

     Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. The Directors have been elected at the initial meeting of the public shareholders of the Fund, except for Mr. Kristol, who was elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

Performance

     Each of the Portfolios may, from time to time, advertise yield, average annual total return and unannualized average total return. Yield is a measure of a Portfolio's income; it does not measure changes in the net asset value of the Portfolio's shares. Average annual total return reflects all elements of return, including income, expenses and changes in the value of the principal. Yield and average annual total return are based on historical results and are not intended to indicate future performance.


     The yield of a Portfolio is calculated by dividing the Portfolio's net investment income per share during a specified month by the maximum offering price per share on the last day of the month and annualizing it. Yield is calculated in accordance with accounting methods prescribed by the Commission. Because the yield accounting methods differ from the methods used for tax and financial accounting purposes, a Portfolio's yield may not be comparable to the dividends paid to a shareholder or the net investment income reported in the Portfolio's financial statements. The calculation of yield takes into account all fees and expenses. The average annual total return of a Portfolio is computed by finding the average annual compounded rate of return since the commencement of the Portfolio's operations based on an initial investment of $1,000 as compared to the ending redeemable value, assuming that all dividends and distributions were reinvested. The calculation of average annual total return takes into account all fees and expenses. The unannualized average total return of a Portfolio for a period is calculated by dividing the value of an investment at the end of the period, assuming all dividends and distributions were reinvested, by the value of the investment at the beginning of the period. The Fund may use an independent service to calculate yield and/or performance data of any or all Portfolios at such times and to such extent as the Manager deems appropriate. For further information and a description of the method by which yield average annual total return and unannualized average total return are calculated, see "Performance" in the SAI.

Custodian and Transfer Agent
                                      32

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund and in that capacity holds the cash and other assets for each Portfolio in the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Foreign securities and foreign currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent for the Portfolios and in that capacity maintains certain records pursuant to an agreement with the Fund.

Independent Accountants and Legal Counsel

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants to audit the annual financial statements of each Portfolio of the Fund. Price Waterhouse LLP also has been the auditor of the investment performance statistics of Bernstein's separately managed accounts since 1978.

     Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, New York 10022, has been selected as legal counsel to the Fund. Shereff, Friedman, Hoffman & Goodman LLP and partners of that firm have been legal counsel to Bernstein since 1967, when Bernstein was organized.

                               Table of Contents

                                                                        Page
FEE TABLE..................................................
FINANCIAL HIGHLIGHTS ......................................
THE FUND ..................................................
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS ......
        Investment Objectives and Policies ................
         of the Fixed-Income Portfolios ...................
         o   Bernstein Short Duration Plus Portfolio ......
         o   Bernstein Intermediate Duration Portfolio.....
        Investment Objectives and Policies of the
        Bernstein International Value Portfolio ...........
INVESTMENTS ...............................................
        Special Investment Techniques .....................
MANAGEMENT OF THE PORTFOLIOS ..............................
        Directors and Officers ............................
        The Manager .......................................
        Participating in your Plan ........................
        Portfolio Transactions and Brokerage ..............
        Net Asset Value ...................................
        Dividends, Distributions and Taxes ................
        Description of Shares .............................
        Performance .......................................
        Custodian and Transfer Agent ......................
        Independent Accountants and Legal Counsel .........


                        SANFORD C. BERNSTEIN FUND, INC.
                               767 Fifth Avenue
                           New York, New York 10153
                                (212) 756-4097

                      Statement of Additional Information

                               February 1, 1996



    Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This Statement of Additional Information relates to ten of the Fund's series of shares (the "Portfolios"), each with its own investment objectives.



     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated February 1, 1996, which may be obtained by writing to or telephoning the Fund at the above address or telephone number.


                                                              Cross Reference to
                                                              Page in
                                                        Page  Prospectus
                                                        ----  ------------------

Investment Objectives and Policies                      B-2
Investment Restrictions                                 B-22
Directors and Officers and                              B-30
   Principal Holders of Securities
Manager and Distributor                                 B-31
Net Asset Value                                         B-34
Portfolio Transactions and Brokerage                    B-34
Purchase and Redemption of Shares                       B-37
Taxes                                                   B-37
Custodian, Transfer Agent,                              B-42
   Independent Accountants and Financial Statements
Performance                                             B-43
Appendix                                                B-50

                      INVESTMENT OBJECTIVES AND POLICIES


     For a description of the objectives and policies of the Portfolios, see "Investment Objectives and Policies of the Portfolios" in the Fund's Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus. This Statement of Additional Information relates to the Fund's nine fixed-income Portfolios -- the Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Government Short Duration Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein New York Municipal Portfolio and Bernstein California Municipal Portfolio (the "Fixed-Income Portfolios") -- and one of the Fund's international equity Portfolios -- the Bernstein International Value Portfolio.


Bank Obligations

     The Portfolios may invest in fixed-income obligations (including, but not limited to, certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks (including U.S. branches of such banks).

     Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

     Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

     A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

     The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Fixed-Income Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by Bernstein to be of comparable quality.

Zero Coupon Securities

     The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Asset-Backed Securities

     The Portfolios may purchase securities backed by financial assets such as automobile loans, computer leases and credit card receivables. Two varieties of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in fixed pools of credit card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of the principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios. The creditworthiness of asset-backed securities may also be enhanced by letters of credit or by insurance bonds, which may or may not cover the entire principal and interest of the issue. The Manager takes any relevant guarantees, letters of credit or insurance into account in making investment decisions on behalf of the Portfolios.

Convertible Securities

     The Portfolios may purchase convertible corporate bonds and preferred stock. Convertible securities are securities (such as bonds and preferred stocks) which may be converted at a stated exchange rate into underlying shares of preferred or common stock. Convertible bonds and convertible preferred stocks, until converted, have many characteristics similar to those of fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. Holders of fixed-income securities generally have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

     Convertible debt securities are typically subordinated to similar non-convertible securities of the same issuer. The unique feature of a convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on the basis of its yield, so long as it is not close to the conversion price, and so may not initially experience market-value declines to the same extent as the underlying common stock. So long as the market price of the convertible security is close to the conversion price, when the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.

Other Securities

     It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Special Investment Techniques

Options

     The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

     If a put is purchased for a Portfolio, the Portfolio may profit from a decline in the market value of the underlying security. If a call is purchased, a Portfolio may profit from a rise in the market value of the underlying security. To realize these profits, the purchased put or call must be sold prior to expiration or exercised. A Portfolio may also profit from an increase in the volatility assumption implicit in the market price of the purchased put or call. To realize this profit, the option must be sold prior to expiration. Any profit or loss realized from the sale of an option is equal to the sale price less the purchase cost and any transaction costs. Any profit or loss from the exercise of a call option is equal to the market value of the underlying security at the time of exercise less (i) the exercise price, (ii) the purchase cost of the option, and (iii) any transaction costs. Any profit or loss from the exercise of a put option is equal to the exercise price less (i) the market value of the underlying security at the time of exercise, (ii) the purchase cost of the option, and (iii) any transaction costs.

     Each Portfolio may write (i.e., sell short) covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

     By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the underlying securities, upon exercise of the option, to the purchaser of the option at a specified price (the "exercise price"). The purchaser of a call option has, for a specified period of time, the right, but not the obligation, to purchase the securities subject to the option at the exercise price. When a Portfolio writes a call option, the Portfolio loses the opportunity for gain from an increase in the price of the underlying securities beyond the exercise price of the option during the period that the option is open, but retains the risk that the price of the securities may decrease.

     By writing a put option, a Portfolio becomes obligated during the term of the option to purchase the underlying securities from the option purchaser, upon exercise of the option, at the exercise price. The purchaser of a put option has, for a specified period of time, the right, but not the obligation, to sell the securities subject to the option to the writer of the put at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than the market price prevailing at the time of exercise.

     The Portfolios write only "covered" options. This means that so long as a Portfolio is obligated as the writer of a call option, it will (i) own the securities subject to the option; (ii) have an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio; (iii) hold a call option on the same security with an exercise price no higher than the exercise price of the call sold or, if higher, deposit and maintain the differential in cash, U.S. government securities or other liquid high-grade debt obligations ("liquid assets") in a segregated account with its Custodian; or (iv) deposit and maintain with its Custodian in a segregated account liquid assets having a value that, when added to any amounts deposited with, or on behalf of, a broker as margin, equals the market value of the instruments underlying the call. A Portfolio is considered "covered" with respect to a put it writes if, so long as it is obligated as the writer of a put, it (i) deposits and maintains with its Custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option; (ii) holds a put on the same security with an exercise price no lower than the exercise price of the put sold or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the instrument underlying the put option, (or, if an index, a portfolio representative of the index) at the same or a higher price than the strike price of the put or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian.

     A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

     In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter. The staff of the Securities and Exchange Commission currently takes the position that all options on foreign currencies which are traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.

     The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. In accordance with the terms of a no-action position from the staff of the Securities and Exchange Commission, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The staff of the Securities and Exchange Commission has taken the position that, in general, purchased dealer options and the assets used as cover for written dealer options are illiquid securities. However, a Portfolio may treat the securities it uses as cover for written dealer options as liquid, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the dealer option would be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Possible Risks Associated with Options Transactions. In considering the use of options, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the expected price volatility of the underlying security and general market conditions.

     (2) A position in an exchange-traded option may be closed out only on an exchange which provides a market for options of the same series. The ability to establish and close out positions on the options exchanges is subject to the maintenance of a liquid market. There can be no assurance that a liquid market will exist for any option at any specific time. Although the Manager intends to purchase or write only those exchange-traded options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option and it is possible that, for some options, no market may exist. In such event, it might not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into closing transactions may result in losses.

     (3) Exchange-traded options generally have a continuous liquid market while dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the option. While the Portfolio will enter into dealer options only with dealers who are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to its expiration. Until the Portfolio, as the writer of a covered dealer option, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Portfolio provides substitute cover. In the event of insolvency of the dealer, the Portfolio may be unable to liquidate a dealer option and thereby release the securities used as cover for the option until expiration of the option.

     (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Portfolio may also save on transaction costs by purchasing such contracts rather than buying or selling individual securities.

     (5) All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers ("dealer options") meeting creditworthiness standards approved by the Fund's Board of Directors. While exchange-traded options are, in effect, guaranteed by the Options Clearing Corporation, in the case of dealer options, a Portfolio relies on the dealer from which it purchases a dealer option to perform if the option is exercised. Thus, when a Portfolio purchases a dealer option, it relies on the dealer from which it purchases the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

Futures Contracts and Options on Futures.

     The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.


     In connection with transactions in futures contracts and related short options, the Portfolio is required to deposit with its Custodian in a segregated account in the name of its FCM as "initial margin" a specified amount of cash and/or short-term government securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the FCM to reflect changes in the value of the futures contract or short option positions. In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed five percent of the liquidation value of the Portfolio.

     If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option.


     The Portfolios' use of futures contracts will not result in leverage. The Portfolio will segregate liquid assets, such as cash, government securities or other high grade debt obligations, to cover its performance under such contracts, or will employ alternative cover (such as owning an offsetting position). Although the terms of futures contracts specify actual delivery or receipt of securities or cash, in most instances the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.


     Unlike a futures contract, which requires the parties to buy and sell a security or currency or make a cash settlement based on changes in a securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may sell the option or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract makes no daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The value of the option changes and is thus reflected in the net asset value of the Portfolio.

     Amounts equal to the initial margin and variation margin on any options on futures contracts sold by the Portfolios are paid by the Portfolio directly to the FCM or placed in a segregated account, in the name of the FCM, as currently required by the Investment Company Act and the Securities and Exchange Commission interpretations thereunder; in the future all such payments may be made directly to the FCM in accordance with forthcoming Commission interpretations.

     A Portfolio may write (i.e., sell short) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

     The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Possible Risks Associated with Futures Transactions. In considering the proposed use of futures contracts and related options, particular note should be taken of the following:


     (1) Successful use by the Portfolios of futures contracts and related options will depend in part upon the Manager's ability to assess the market's valuation of these instruments. There is, in addition, the risk that the movements in the price of a futures contract will not correlate with the movement in prices of any securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract which may or may not be completely offset by movements in the price of the securities which are the subject of the hedge.

     (2) The price of the futures contracts may not correlate perfectly with movements in the prices of any hedged securities. There may be several reasons unrelated to the value of the underlying securities which causes this situation to occur. First, all the participants in the futures market are subject to initial and variation margin deposit requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures market may occur. Second, because the deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; this speculative activity in the futures market may also cause temporary price distortions. As a result, a correct evaluation of futures prices and trends may still not result in successful transactions through the use of futures contracts and options thereon over the short-term.

     (3) The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when desired. In the event of adverse price movements, the Portfolios would be required to continue to make daily cash payments of variation margin, except in the case of purchased options on futures contracts.

     (4) The hours of trading of financial futures contracts may not conform to the hours during which the Portfolios may trade securities. To the extent that one market closes before the other market, significant price and rate movements can take place that cannot be reflected in the correlating market on a day-to-day basis.

     (5) Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidations of positions and subject some traders to substantial losses. In such event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options).

     (6) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount, and the transaction costs, is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

Foreign Currency Transactions

     The Portfolios may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities, including the following two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.


     Second, when the Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of its portfolio securities denominated in the latter foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the International Value Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, a Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and, if applicable, the interest thereon, and other assets denominated in that currency.


     At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


     Repurchase Agreements. The Portfolios may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the Portfolio purchases a security, and the seller agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The resale price reflects an agreed-upon rate of interest. Whenever a Portfolio enters into a repurchase agreement, the Portfolio's custodian obtains collateral having a value at least equal to the amount of the repurchase price, which includes accrued interest. The instruments held subject to repurchase are valued daily, and if the value of the instruments declines, the Portfolio will be entitled to additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.


     Equities and Warrants. The equity securities in which the International Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. The International Value Portfolio may invest in foreign securities directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other similar securities convertible into securities of foreign issuers without limitation. In some circumstances, the International Value Portfolio may, in compliance with provisions of the Investment Company Act of 1940 ("1940 Act"), invest in the securities of investment companies that invest in foreign securities. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolio may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

     Restricted Securities. Restricted securities can generally be sold in the U.S. in privately negotiated transactions or pursuant to some other exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.

     The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. Because institutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

     Industry Classification. In determining industry classifications, the Fund uses the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, (the "Directory"). Where a company is not listed in the Directory, the Fund uses (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) if the company has no parent, the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.


     Portfolio Turnover. During the one-year period ended September 30, 1995, the portfolio turnover rates for two of the Fixed-Income Portfolios decreased significantly as compared to the prior fiscal year. The turnover rate for the Bernstein Government Short Duration Portfolio decreased from 213.02% for the year ended September 30, 1994 to 49.34% for the year ended September 30, 1995;

the Bernstein Short Duration Plus Portfolio decreased from 285.80% to 61.03% over the same period. The high portfolio turnover rate for fiscal year 1994 was largely attributable to the Manager's strategy change; the Manager sold longer-term securities and invested in shorter-term securities. In order to take advantage of a relatively flat yield curve that existed throughout most of fiscal year 1995, the Manager concentrated the investments in these Portfolios in securities with maturities of one to three years. Thus, few securities matured during the year, and as a result there was a significant decrease in the portfolio turnover rate of each of these Portfolios.

     During the one-year period ended September 30, 1995, the portfolio turnover rates for two of the Fixed-Income Portfolios increased significantly as compared to the prior fiscal year. The turnover rate for the Bernstein California Municipal Portfolio increased from 24.55% for the year ended September 30, 1994 to 63.89% for the year ended September 30, 1995; the Bernstein New York Municipal Portfolio increased from 22.45% to 44.84% over the same period. A portion of the increase in the portfolio turnover rate of these Portfolios was attributable to sales of securities that had less than one year remaining to redemption. The Manager sold these securities to invest in securities with slightly more than one year to redemption. The increase in portfolio turnover rate was also attributable to sales of securities that, in the opinion of the Manager, had reached fair value in order to purchase securities that the Manager considered to be undervalued.


Special Considerations Relating to Investment in New York Municipal Securities


Because the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities. The following information concerning the State's economic background is contained in an Annual Information Statement of the State of New York dated June 23, 1995 and the update to the Annual Information Statement dated October 27, 1995, which is part of an Official Statement dated December 1, 1995 relating to the sale of $195,060,000 State of New York Certificates of Participation.


The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City of New York (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

     The national economy began to expand in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's.


     In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs.


     The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income taxpayers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.



     On October 2, 1995, the State Comptroller released a report in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-97 fiscal year and at least $3.9 billion for the State's 1997-98 fiscal year.



     A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in Congress. Changes to federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year.


     Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. For purposes hereof, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1994, there were

18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 public authorities was $70.3 billion.


     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

     In addition, State legislation authorizes several financing techniques for public authorities and there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.


     Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The Mass Transit Authority

(the "MTA") receives the bulk of this money in order to carry out mass transit and commuter services. In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the MTA Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, Triborough Bridge and Tunnel Authority and the Manhattan and Bronx Surface Transit Operating Authority are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business taxes. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.



     There can be no assurance that all the necessary governmental actions for the 1992-96 Capital Program or future capital programs will be taken, the funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     The fiscal health of the State may also be impacted by the fiscal health of the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City's projections set forth in the City's Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. The State could be affected by the ability of the City and certain Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) to market their securities successfully in the public credit markets. Future developments concerning the City or certain of the Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.



     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.



     The staffs of OSDC and the Control Board issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the Financial Plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services. Subsequent OSDC staff reports, including its periodic economic reports, examined the 1987 stock market crash and the 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City

Comptroller have variously indicated that the City's balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board, and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others and there can be no assurance that such approval can be obtained.



     Certain localities in addition to the City could also have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter.


     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

     Special Considerations Relating to Investment in California Municipal Securities


     Because the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect the ability of issuers of California Municipal Securities to pay interest and principal on municipal securities. The following information concerning the State's economic background is contained in an official statement dated October 1, 1995, which was issued in connection with the sale of $380,000,000 of California Various Purpose General Obligation Bonds and $81,095,000 Various Purpose General Obligation Refunding Bonds.



     California's economy is the largest among the 50 states and one of the largest in the world. The State's July 1, 1994 population of approximately 32 million represents over 12.0 percent of the total United States population, with total employment at about 14 million.

     State Appropriations Limit. Article XIII B of the State Constitution prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. No limit is imposed on appropriations or funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds. Not included in the Article XIII B Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of the excess.


     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.


     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period.

     Recent Fiscal Year Financial Results


     Fiscal Years Prior to 1994-95



     In the years following enactment of the federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became much more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. This date essentially coincided with the start of the recent recession which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures will continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.



     As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1993-94, including:




     o significant cuts in health and welfare program expenditures;


     o transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;


     o transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98;



     o reduction in growth of support for higher education programs, coupled with increases in student fees;



     o revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

     o increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants; and



     o various one-time adjustments and accounting changes.



     Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.



     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.



     The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.



1994-95 Fiscal Year



     The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution designed to eliminate the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.



     The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected General Fund revenues and transfers of $41.9 billion, $2.1 billion more than actual revenues received in 1993-94, and expenditures of $40.9 billion, an increase of $1.6 billion from the prior year. The revenue estimates partly reflected the Administration's forecast of an improving economy.



     The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit for 1995, saving about $390 million in the 1995-96 Fiscal Year.



     The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which were issued in the summer of 1994. Issuance of the warrants allowed the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. No automatic spending cuts were required under the Budget Adjustment Law.


Subsequent Developments

     The State Controller's "October Trigger Report", a report that reviewed the estimated cash condition of the General Fund for the 1995-96 fiscal year, while finding no need to impose automatic budget cuts, noted a number of areas where there was likely to be a divergence from the original budget estimates. On the positive side, the State Controller noted that improving economic conditions were leading to improved cash receipts. On the negative side, the State Controller's Report estimated that federal actions to allow health and welfare cuts and to reimburse the State for illegal immigrant costs were not likely to provide as much money as had been planned, and that Proposition 98 expenditures for K-14 schools had been underestimated. In addition, the State Controller reported that an annual review of internal borrowable resources resulted in a $705 million increase of estimated available internal borrowable resources. In total, therefore, the State Controller estimated that the State's cash position on June 30, 1996 would be about $500 million worse than the estimate of $1.9 billion of available internal cash resources included in the original budget, but still large enough to avoid the Budget Adjustment Law cuts.


                            INVESTMENT RESTRICTIONS

     All of the Portfolios are subject to fundamental investment restrictions. The restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios.

SHORT DURATION MUNICIPAL PORTFOLIOS' INVESTMENT RESTRICTIONS

     None of the Bernstein Short Duration California Municipal Portfolio, the

Bernstein Short Duration Diversified Municipal Portfolio or the Bernstein Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

     4)  Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)  Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Bernstein Short Duration California Municipal Portfolio and the Bernstein Short Duration New York Municipal Portfolio;

     12)  Make investments for the purpose of exercising control or management.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets.

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days, provided that the Portfolio will not invest more than 5% of its total assets in restricted equity securities (excluding 144A securities and determined to be liquid under the foregoing procedures);

     3) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     4) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act and applicable state law in those states where the Portfolio's securities are registered for sale; and

     5) Invest in any securities of any issuer if, to the knowledge of the Fund,

any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The Fund has agreed with the state commissioners identified below as follows:

     1) The Fund has agreed with the Arizona Corporation Commission and the Texas State Securities Board that in the event that the Fund shall invest at least 5% of its average annual assets in bonds that are rated below investment grade, the Fund will sticker each prospectus distributed in the State of Arizona and the State of Texas to include an asset composition table in the prospectus; and

     2) The Fund has agreed with the California Commissioner of Securities that during the period in which shares are offered and qualified for sale in the State of California and so long as the California Department of Corporations requires compliance with the investment restriction described in this paragraph 2, the Fund, on behalf of the Short Duration Municipal Portfolios will purchase securities of other open-end investment companies only for the purpose of investing temporary cash reserves in money funds and the adviser will waive its advisory fee so that the sum of the advisory fee paid to the Fund's investment adviser and to such other investment companies does not exceed the fee which the Fund's investment adviser is entitled to receive pursuant to the Fund's investment advisory agreement.

     3) The Fund has agreed with the Ohio Commissioner of Securities that (a) notwithstanding paragraphs 2 and 3 above on page _____ above, so long as the Portfolios shall be registered in Ohio and the Ohio Administrative Code defines restricted securities to include 144A securities, no Portfolio will invest more than 15% of its total assets in securities restricted as to disposition under federal securities laws (including 144A securities) or securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and (b) in the case of the Bernstein Short Duration California Municipal Portfolio and the Bernstein Short Duration New York Municipal Portfolio, and so long as required by the Ohio Administrative Code, invest in any security if, as a result of the purchase, as to 75% of the assets of any such Portfolio at the time of the purchase, more than 10% of the voting securities of any one issuer would be held by such Portfolio.

     4) The Fund has agreed with the Texas State Securities Board that the Fund will not invest more than 5.0% of the value of the Fund's net assets in warrants valued at the lower of cost or market. Included within that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     FIXED-INCOME PORTFOLIOS' (OTHER THAN THE SHORT DURATION MUNICIPAL PORTFOLIOS') INVESTMENT RESTRICTIONS


     None of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, or the Bernstein Intermediate Duration Portfolio, will, except as otherwise provided herein:

     1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2)  Make short sales of securities or maintain a short position;

     3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

     5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     6)  Purchase oil, gas or other mineral interests;

     7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

     8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;


     11) Purchase any security if, as a result, the Portfolio would then have more than 10% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     12) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     13) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry.);

     14) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the Bernstein New York Municipal Portfolio or the Bernstein California Municipal Portfolio.);

     15) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

     16)  Make investments for the purpose of exercising control or management;

     17)  Invest in securities of other registered investment companies;

     18) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

     Although not a fundamental policy, the Fund has agreed with a state securities commission that the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) of the Fund will limit their investment in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange to no more than 2% of the value of their total assets (determined at the time of investment).

     In addition, as a non-fundamental policy, no Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) of the Fund will invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

INTERNATIONAL VALUE PORTFOLIO'S INVESTMENT RESTRICTIONS

     The International Value Portfolio may not, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

     4)  Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)  Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

     12)  Make investments for the purpose of exercising control or management;

     The following investment limitations are not fundamental, and may be changed without shareholder approval. The International Value Portfolio has not and currently does not intend to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days, provided that the Portfolio will not invest more than 5% of its total assets in restricted equity securities (excluding 144A Securities and determined to be liquid under the foregoing procedures);

     3) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     4) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act and applicable state law in those states where the Portfolio's securities are registered for sale;

     5) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The Fund has agreed with the Texas State Securities Board not to invest more than 10% of its net assets, valued at the lower of cost or market, in warrants, none of which need to be listed on domestic stock exchanges.

                          DIRECTORS AND OFFICERS AND
                        PRINCIPAL HOLDERS OF SECURITIES

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years. Each director who is an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.

                            Position with      Principal Occupation
Name and Address              the Fund          During Past 5 Years
----------------            -------------       -------------------

*Roger Hertog                 President,    1993-Present: President, Chief
767 Fifth Avenue              Treasurer,    Operating Officer and
New York, NY 10153            Director      Director-Bernstein; Previously:
                                            Executive Vice President, and
                                            Director-Bernstein

*Stuart K. Nelson             Senior Vice   Senior Vice President, General
767 Fifth Avenue              President,    Counsel and Director-Bernstein
New York, NY 10153            Director

Arthur Aeder                  Director      1987-Present: Consultant; Formerly
20 West 55th Street                         senior partner of Oppenheim,
New York, NY 10019                          Appel, Dixon & Co. (subsequently
                                            Spicer & Oppenheim), Certified
                                            Public Accountants, and chairman
                                            of Spicer & Oppenheim International

Peter L. Bernstein(1)         Director      President - Peter L. Bernstein,
575 Madison Avenue,                         Inc., Economic Consultants
Suite 1006
New York, NY 10022




William Kristol               Director      6/95-Present: Editor and Publisher,
1150 17th Street, N.W.                      The Weekly Standard
5th Floor                                   11/93-5/95: Chairman, Project for
Washington, D.C. 20036                      the Republican Future
                                            1/93-11/93: Director, The Bradley
                                            Project on the 90's
                                            5/89-1/93: Chief of Staff to the
                                            Vice President, The White House


Theodore Levitt               Director      Professor Emeritus of Business
Harvard Business School                     Administration-Harvard University;
Cumnock 300                                 1985-1989: Editor, Harvard
Boston, MA 02163                            Business Review

Francis H. Trainer, Jr        Senior Vice   1992-Present: Senior Vice President,
767 Fifth Avenue              President     Director-Fixed Income Investments
New York, NY 10153                          and Director-Bernstein; Previously:
                                            Manager of Fixed-Income Investments-
                                            Bernstein


Jean Margo Reid               Secretary     1992-Present: Vice President and
767 Fifth Avenue                            Associate General Counsel-
New York, NY 10153                          Bernstein; Previously: Vice
                                            President and Attorney-Bernstein



(1)Not related to Zalman C. Bernstein, Chairman of the Executive
Committee-Bernstein.

     The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors have designated Mr. Hertog and Mr. Nelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.


     The Fund paid each of the four directors who is not an affiliated person of Bernstein, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, compensation as follows:
Arthur Aeder, Peter L. Bernstein, William Kristol and Theodore Levitt received annual compensation of $28,750 for the fiscal year ended September 30, 1995. Officers receive no direct remuneration in such capacity from the Fund. The directors may also appoint committees of directors. Directors who are not affiliated persons of Bernstein serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.



     The directors have been elected by the public shareholders of the Fund, except for Mr. Kristol, who was elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.



     On January 2, 1996, directors and officers of the Fund, as a group, owned beneficially 134,211.536 shares of the Bernstein Government Short Duration Portfolio, being 1.16% of such Portfolio. On January 2, 1996, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein New York Municipal Portfolio, Bernstein California Municipal Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein Intermediate Duration Portfolio and Bernstein International Value Portfolio.


                            MANAGER AND DISTRIBUTOR


     Manager. Bernstein, 767 Fifth Avenue, New York, New York 10153, has entered into Management Agreements with the Fund, on behalf of each of the Portfolios, under which Bernstein acts as investment adviser for each of the Portfolios. Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Brine, Charles C. Cahn, Jr.,

Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Stuart K. Nelson, Lewis A. Sanders, and Francis H. Trainer, Jr. Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Bernstein manages the investment of each Portfolio's assets. Bernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of the Manager are not exclusive under the terms of the Management Agreements. Bernstein is free to render similar services to others.


     Bernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by Bernstein under the Management Agreements may be furnished through the medium of any such directors, officers or employees of Bernstein. In connection with the provision of its services under the Management Agreements, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with Bernstein.


     Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets, except that, during the first two years of operations of each Short Duration Municipal Portfolio, no Short Duration Municipal Portfolio will pay any portion of the fee that, together with the other operating expenses of the Portfolio (excluding interest, taxes, brokerage commissions, and extraordinary expenses, but including fees payable to Bernstein under the Shareholder Servicing and Administrative Agreement described below) exceeds the rate of 0.79% per annum of the Portfolio's average daily net assets. The term "the first full two years of operation" is the 24-month period commencing October 3, 1994 through and including October 2, 1996. The fee paid by the International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. The fee is computed daily and paid monthly. For the fiscal years ended September 30, 1993, 1994 and 1995, the investment management fees accrued or paid to Bernstein pursuant to the Management Agreements were, respectively, $13,032,934, $22,165,266 and $30,738,193. For the purpose of complying with current California law, the Manager will reduce its fee to the extent required to limit each Portfolio's expenses to 2.5% of the Portfolio's first $30 million of average net assets, 2% of the next $70 million and 1.5% of the Portfolio's average net assets in excess of $100 million; expenses incurred by the International Value Portfolio for custodian costs in excess of those which would have been incurred had the Portfolio's investments been in domestic securities are excluded from aggregate expenses for the purpose of applying this limitation.


     The Management Agreements provide that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreements.


     In addition to the Management Agreements, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing and Administrative Agreements with Bernstein. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services which are not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing and administration is 0.10% of each Portfolio's average daily net assets and the fee paid by the International Value Portfolio for these services is 0.25% of that Portfolio's average daily net assets. For the fiscal years ended September 30, 1993, 1994 and 1995, the fees accrued or paid to Bernstein pursuant to the Shareholder Servicing and Administrative Agreements were $2,725,571, $4,906,167 and $6,964,714, respectively.


     Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements; (ii) the fees and expenses of Directors who are not affiliated with Bernstein; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent accountants; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

     The Management Agreements provide that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, or if the Manager shall change its name to delete the reference to Sanford C. Bernstein, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein or to delete the reference to Bernstein as to any such Portfolio and shall thereafter refrain from using such name with reference to any such Portfolio and, if applicable, the Fund.

     The Management Agreements provide that they will terminate automatically if assigned and that they may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreements also provide that they will continue for more than two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

     Distributor. Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.

                                NET ASSET VALUE

     The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. Because the International Value Portfolio's investment securities are traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of the International Value Portfolio may be significantly affected on days when no net asset value is calculated. If the primary market in which a portfolio security is traded is not open for trading on a day which the Fund computes net asset value, then the security's valuation will be valued as of the last preceding trading date in its primary market, unless, under procedures established by the Board of Directors, it is determined that such price does not reflect the security's fair value.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Value Portfolio generally effects transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a few markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.


     For the fiscal year ended September 30, 1995, the Fund paid total brokerage commissions of $3,587,366, none of which was paid to Bernstein for effecting transactions on which the Fund paid brokerage commissions. The Fund paid aggregate brokerage commissions of $1,585,415 and $3,155,636 during the fiscal years ended September 30, 1993 and 1994, respectively. Of the $3,155,636 in brokerage commissions paid by the Fund in fiscal year 1994, $1,191 or .04% was paid to Bernstein for effecting .0297% of the aggregate dollar amount of transactions on which the Fund paid commissions. The increase in transaction charges in 1994 was primarily attributable to the growth in net assets of the International Value Portfolio; the net assets for such Portfolio went from $539,936,000 at the end of fiscal year 1993 to $1,343,266,000 at the end of fiscal year 1994.


     Effecting Transactions for the Fixed-Income Portfolios

     The Manager's primary consideration in effecting a security transaction for the Fixed-Income Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manger to be beneficial to one or more of the Fixed-Income Portfolios or any other investment companies or other accounts managed by the Manager.


     Effecting Transactions for the International Value Portfolio

     In effecting a security transaction for the International Value Portfolio, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.

     Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends from both a domestic and international perspective. Research services may be received in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for investment management clients, to prepare research reports that are provided to institutional brokerage clients for which Bernstein executes trades and for non-research purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for its institutional brokerage clients and/or for non-research purposes, as the case may be, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.

     The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.


     Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. The Manager doesn't commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services.

     Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of each Portfolio are sold at the net asset value next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus.

     The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

                                     TAXES

     Each Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Internal Revenue Code of 1986 (the "Code") requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital and foreign currency gains, determined, in general, on an October 31 year-end. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital gains distributions annually. The International Value Portfolio's policy is to declare and pay investment income dividends and capital gains distributions annually. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior periods ending October 31 are offset against capital gains.

     Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held by it for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

     The Portfolios each intend to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities (excluding losses), or foreign currencies, and certain other related income (the "90% test"); (ii) derive less than 30% of its gross income, excluding losses, from the sale or other disposition of (a) securities; (b) options, futures, forward contracts (other than options, futures, or forward contracts on foreign securities); or (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities, held less than three months (the "30% test"); and (iii) diversify its holdings so that, at the end of each fiscal quarter, (a) 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in such securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

     The 30% test affects the Portfolios' ability to engage in options and futures transactions. The Portfolios may be deterred from entering into options or futures transactions which might result in a Portfolio realizing gains of a term of less than three months.


     Currently, distributions of net investment income and net capital gains are taxable to the shareholder, subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.

     The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and New York State and local individual income tax purposes to the extent that their income is derived from New York State Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and California personal income tax purposes to the extent that their income is derived from California Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio provide income which is tax-free for federal individual income tax purposes (except for the alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of their income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Bernstein Short Duration New York Municipal Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Short Duration California Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio, and the Bernstein Diversified Municipal Portfolio will comply with the requirement of Code Section 852(b)(5) that at least 50% of each Portfolio's total assets consist of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax adviser about the status of distributions from the Portfolios in their individual states or localities.

     The Code includes special rules applicable to forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, other than certain foreign currency forward contracts, options, or futures contracts (discussed below), is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending October 31) generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked to market").

     Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

     The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

     The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio requested a private-letter ruling from the Internal Revenue Service to the effect that (i) gains realized upon the sale or other disposition of options, futures contracts or options on futures contracts, on securities or on certain securities indices, including gains which are recognized as the result of a Section 1256 contract being marked to market, are treated as gains from the sale or other disposition of securities for purposes of the 90% test; (ii) gains realized as the result of a Section 1256 contract being marked to market are not considered gains from the sale or other disposition of stock or securities held for less than three months for purposes of the 30% test, and (iii) for purposes of the diversification requirements, (a)

options, futures contracts and options on futures contracts on U.S. Government securities are treated as issued by the issuer of the securities and (b) options, futures contracts and options on futures contracts on a securities index, including a municipal bond index, will be treated as issued proportionately by the issuers of the securities underlying the securities index irrespective of whether the index is broadly based or narrowly based. The Fund received the ruling requested as to (i) above; there can be no assurance that the requested private-letter ruling as to items (ii) and (iii) will be obtained. In the event that the Fund does not receive the private-letter ruling, the Portfolios' ability to engage in the latter described transactions may be limited.

     The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio, has also requested a private-letter ruling from the Internal Revenue Service to the effect that certain securities, including GNMA Certificates and FNMA Certificates are treated as government securities for purposes of the diversification requirements under Section 851(b)(4) of the Internal Revenue Code of 1986. The Fund received the requested ruling, except as to FHLMC Participation Certificates and securities of the Financing Corporation; there can be no assurance that the requested private-letter ruling will be obtained as to these securities. In the event the Fund receives an adverse ruling, the Portfolios' investment in the latter securities may have to be limited because of the diversification requirements under Section 851 of the Internal Revenue Code.

     The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio, has also received a private-letter ruling from the Internal Revenue Service to the effect that a Portfolio which holds a U.S. government security and enters into certain transactions involving options and futures contracts is treated as having made a designated hedge, with the result that the gains and losses on the U.S. government security and the futures contract or option will be netted for purposes of the 30% test.

     The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts", and from unlisted options will generally be treated as ordinary income or ordinary loss. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

     If the International Value Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for United States income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. As a result of making such an election, shareholders of the Portfolio would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a United States federal income tax deduction or as foreign tax credits against their United States federal income taxes. Within 60 days after the close of each taxable year of the Portfolio, the Fund will notify shareholders if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid and (ii) the Portfolio's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit and the deduction for foreign taxes may be claimed.

     Generally, a credit for foreign taxes may not exceed the United States shareholder's U.S. tax attributable to its foreign source taxable income. Generally, also, the source of the Portfolio's income flows through to its holders. Thus, dividends and interest received by the Portfolio in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income," which includes foreign source dividends, interest and capital gains. As a result of these rules, certain United States shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio.

     The International Value Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that,

in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. The Portfolio itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Portfolio's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Portfolio distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election which may be available, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Other elections may become available that would affect the tax treatment of PFIC stock held by the Portfolio.

     Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gains income from the accounts of certain shareholders who provide either an incorrect tax identification number or no number at all or who do not provide certain required certifications.

     A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisers regarding application of these withholding rules.

     The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisers to determine the effect of investments in the Portfolios upon their individual tax situations.


            CUSTODIAN, TRANSFER AGENT, INDEPENDENT ACCOUNTANTS AND
                             FINANCIAL STATEMENTS


     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the

1940 Act. State Street Bank and Trust Company also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.


     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. A copy of the Annual Report and the Schedules of Investments with respect to each Portfolio accompany this Statement of Additional Information. The following financial statements and the report of the independent accountants with respect to each Portfolio are incorporated by reference into this Statement of Additional Information:



                                                                  Annual Report
                                                                        Page
                                                                  -------------

Statement of Assets and Liabilities, September 30, 1995                 11-12



Statements of Operations, For the Year Ended September 30, 1995         13-14



Statements of Changes in Net Assets, Year Ended September 30, 1995
and Year Ended September 30, 1994 (or as applicable)                    15-17



Financial Highlights for the periods ended September 30, 1995;
September 30, 1994; September 30, 1993; September 30, 1992;
and September 30, 1991 (or as applicable)                               18-22



Notes to Financial Statements, September 30, 1995                       23-28



Schedule of Investments Taxable Bond Portfolios dated                Separate
September 30, 1995 and Report of Independent Accountants             Insert to
with respect to such Portfolios dated November 17, 1995            Annual Report



Schedule of Investments Municipal Bond Portfolios                   Separate
dated September 30, 1995 and Auditor's Letter with respect          Insert to
to such Portfolio dated November 17, 1995                         Annual Report




Schedule of Investments International Value Portfolio dated         Separate
September 30, 1995 and Auditor's Letter with respect to such        Insert to
Portfolio dated November 17, 1995                                 Annual Report


                                  PERFORMANCE

     Each of the Portfolios may, from time to time, advertise yield, average annual total return, and aggregate total return. (See "Performance" in the Prospectus.)


     For the thirty-day period ending September 30, 1995, yields for the Fixed-Income Portfolios were as follows: Government Short Duration Portfolio - 4.98%; Short Duration Plus Portfolio 5.48%; Intermediate Duration Portfolio - 6.26%; New York Municipal Portfolio - 4.15%;

California Municipal Portfolio - 4.0%; Diversified Municipal Portfolio - 4.1%; Short Duration California Municipal - 3.32%; Short Duration Diversified Portfolio - 3.41%; and Short Duration New York Municipal Portfolio - 3.28%.


     Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                                      6
                Yield =  2 [( a-b + 1) - 1]
                              ---
                               cd
Where:

     a  =    total interest and dividends earned during the month;

     b  =    total expenses accrued during the month (net of reimbursements);

     c  =    the average daily number of shares outstanding during the month that were entitled to receive dividends; and

     d  =    the maximum offering price per share on the last day of the month.

     The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

     For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

     For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

     Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.


     For the thirty-day period ending September 30, 1995, tax-equivalent yield for the Government Short Duration Portfolio was 5.5%, assuming a combined state and local tax of 10% and reflecting that 0.7% of the income was estimated to be subject to state and local taxes. Tax-equivalent yield for the New York Municipal Portfolio at September 30, 1995 was 7.7%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.88% and reflecting that 1.6% of the income was estimated to be subject to federal taxes and 3.1% to be subject to state and local taxes. Tax-equivalent yield for the

California Municipal Portfolio at September 30, 1995 was 7.4%, assuming an investor was subject to a combined federal and state tax rate of 46.24% and reflecting that 4.1% of the income was estimated to be subject to federal taxes and 5.5% to be subject to state taxes. Tax-equivalent yield for the Diversified Municipal Portfolio at September 30, 1995 was 6.8%, assuming an investor was subject to federal tax rate of 39.6% and reflecting that 2.9% of the income was estimated to be subject to federal taxes.



     Tax-equivalent yield for the Short Duration New York Municipal Portfolio at September 30, 1995 was 6.1%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.88% and reflecting that 2.5% of the income was estimated to be subject to federal taxes and 1.0% to be subject to state and local taxes. Tax-equivalent yield for the Short Duration California Municipal Portfolio at September 30, 1995 was 6.1%, assuming an investor was subject to a combined federal and state tax rate of 46.24% and reflecting that 2.2% of the income was estimated to be subject to federal taxes and 1.9% to be subject to state taxes. Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio at September 30, 1995 was 5.5%, assuming an investor was subject to federal tax rate of 39.6% and reflecting that 4.4% of the income was estimated to be subject to federal taxes.


     Tax-equivalent yield for the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation; (ii) federal taxation only; (iii) New York State and local taxation only and (iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

Tax-equivalent Yield     =  a    +    c    +    e    +    g
                           ---       ---       ---
                           1-b       1-d       1-f

Where:

     a = the portion of the yield which is exempt from federal and New York State and local income taxation;

     b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

     c  =  the portion of the yield which is exempt from federal, but not New

York State and local income taxation;

     d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e = the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

     f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

     g = the portion of the yield which is not exempt from federal, New York State or local income taxation.

     Tax-equivalent yield for the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

     Tax-equivalent Yield     =    a    +    c    +    e    +    g
                                  ---       ---       ---
                                  1-b       1-d       1-f
Where:

     a = the portion of the yield which is exempt from federal and California personal income taxation;

     b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

     c = the portion of the yield which is exempt from federal, but not California personal income taxation;

     d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e = the portion of the yield which is exempt from California personal, but not federal, income taxation;

     f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

     g = the portion of the yield which is not exempt from federal or California personal income taxation.


     Tax-equivalent yield for the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio (i) that is exempt from federal taxation and (ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:

     Tax-equivalent Yield     =     h     +     j
                                   ---
                                   1-i
Where:

     h  =  the portion of the yield which is exempt from federal taxes;

     i = the highest marginal tax rate imposed on individual income subject to federal income taxation; and

     j = the portion of the yield which is not exempt from federal income taxation.

        Tax-equivalent yield for the Bernstein Government Short Duration Portfolio is computed by first determining the portion of the yield that is (i) exempt from state and local, but not federal, income taxation and (ii) not exempt from state and local or federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

     Tax-equivalent Yield     =    a    +    c
                                  ---
                                  1-b
Where:

     a = the portion of the yield which is exempt from state and local, but not federal, income taxation;

     b = the highest marginal income tax imposed on an individual's unearned ordinary income subject to state and local, but not federal, income taxation; and

     c = the portion of the yield which is not exempt from federal or state and local income taxation.


     The average annual total returns for (1) the Portfolios from their inception until September 30, 1995; (2) the Portfolios for the one year period ended September 30, 1995; and (3) the Fixed-Income Portfolios (other than the Bernstein California Municipal Portfolio and the Short Duration Municipal Portfolios) for the five year period ended September 30, 1995, were as follows:




                                 Period          Average Annual
                                 Since           Total Return     One Year         Five Year
Portfolio                        Inception       Since Inception  Total Return     Total Return
---------                        ---------       ---------------  ------------     ------------
Government Short Duration
   Portfolio                     6.74 years       7.03             7.55            6.45
Short Duration Plus Portfolio    6.80 years       7.33             7.36            6.91
Intermediate Duration Portfolio  6.70 years       9.33            12.82            9.66
New York Municipal Portfolio     6.72 years       7.05             9.14            7.25
California Municipal Portfolio   5.15 years       6.90             9.11            7.03
Diversified Municipal Portfolio  6.72 years       6.91             9.16            7.14
International Value Portfolio    3.27 years      10.39             1.84            N/A
Short Duration New York
   Municipal                     1.16 years       5.24             N/A             N/A
Short Duration California
   Municipal                     1.16 years       5.58             N/A             N/A
Short Duration Diversified
   Municipal                     1.16 years       5.55             N/A             N/A


     The average annual total return for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:

                                                      1/n
        Average Annual Total Return     =     ERV           -    1
                                              ---
                                               P
Where:

       P  =  a hypothetical initial investment of $1,000 on beginning date;

     ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

       n  =  number of years (1, 5, 10 or the life of the Fund).

     The above calculations reflect all fees and expenses charged to the Portfolios.



     The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 1995 was as follows:


                                                  Period       Aggregate
                                                  Since          Total
Portfolio                                       Inception       Return
---------                                       ---------      ---------

Government Short Duration Portfolio             6.74 years      58.07



Short Duration Plus Portfolio                   6.80 years      61.85



Intermediate Duration Portfolio                 6.70 years      81.81



New York Municipal Portfolio                    6.72 years      58.17



California Municipal Portfolio                  5.15 years      41.01



Diversified Municipal Portfolio                 6.72 years      56.75



International Value Portfolio                   3.27 years      38.22



Short Duration New York Municipal Portfolio     1.16 years       5.24



Short Duration California Municipal Portfolio   1.16 years       5.58



Short Duration Diversified Municipal Portfolio  1.16 years       5.55


     The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

     Aggregate Total Return     =   ERV - P
                                    -------
                                       P
Where:

     P = a hypothetical initial investment of $1,000, and

   ERV = ending redeemable value of the hypothetical account on the date of the balance sheet.

     From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indices, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman

Brothers 3-5-7 year Laddered G/O Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; (7) the Standard & Poor's 500 Stock Index so that shareholders may compare the Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (8) with other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or by other financial business publications; and (9) Morgan Stanley Capital International Indices, including the EAFE index and the EAFE GDP 50%-Hedged Index, which are widely recognized indices in international market performance.

                                   APPENDIX


              Description of Corporate and Municipal Bond Ratings

     The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.


A   Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C   Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)   The ratings from "AA" to "CCC" may be modified by the
additions of a plus or minus sign to show relative standing within the major rating categories.

----------
(1) Reprinted from Standard & Poor's Bond Guide

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A  High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD   represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

----------
(2) As provided by Fitch Investors Service, Inc.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

----------
(3) Reprinted from Moody's Bond Record and Short Term Market Record

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

       Description of Corporate and Municipal Commercial Paper Ratings.

     The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues rated "B" are regarded as having only speculative capacity for timely payment.

C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D    Debt rated "D" is in payment default.  The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

----------
(4) Reprinted from Standard & Poor's Bond Guide

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2  Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.


D    Default, actual or imminent payment default.

Moody's(6)

     Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a

----------
(5) As provided by Fitch Investors Service, Inc.
(6) Reprinted from Moody's Bond Record and Short Term Market Record lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

                     Description of Municipal Note Ratings

     The following descriptions of municipal bond ratings have been published by

Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1   This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality.  All security
elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

----------
(7) Reprinted from Standard & Poor's Bond Guide

SG   This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+   Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1    Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2    Good Credit Quality, satisfactory degree of assurance for timely payment.


F-3    Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S    Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D      Default, actual or imminent payment default.

----------
(8) As provided by Fitch Investors Service, Inc.

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.



(a)  Financial Statements:  See "Custodian, Transfer Agent,
Independent Accountants and Financial Statements", Part B, page B-42.



(b)  Exhibits:

     (1)(a)1 Articles of Incorporation of the Registrant.

     (1)(b)2 Articles Supplementary of the Registrant.

     (1)(c)3 Articles Supplementary of the Registrant.

     (1)(d)4 Articles Supplementary of the Registrant.

     (1)(e)5 Articles Supplementary of the Registrant.

     (1)(f)6 Articles Supplementary of the Registrant.



     (1)(g)7 Articles Supplementary of the Registrant



     (2)(a)2 By-Laws of the Registrant as Revised and Restated
             October 4, 1988.

     (2)(b)4 Amendment to Article I, Section 2 of the By-Laws of Registrant dated January 30, 1992.

     (3)     Not Applicable.

     (4)(a)2 Specimen Share Certificates - Government
             Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration.

--------------
1/ Supplied by Pre-Effective Amendment No. 1 to this registration statement. 2/ Supplied by Pre-Effective Amendment No. 2 to this registration statement. 3/ Supplied by Post-Effective Amendment No. 4 to this registration statement. 4/ Supplied by Post-Effective Amendment No. 7 to this registration statement. 5/ Supplied by Post-Effective Amendment No. 10 to this registration statement. 6/ Supplied by Post-Effective Amendment No. 11 to this registration statement.




7/  Supplied by Post-Effective Amendment No. 12 to this registration statement.

(4)(b)2    Specimen Share Certificate - California Municipal Portfolio.

(4)(c)3    Specimen Share Certificate - International Value Portfolio.

(4)(d)4 Specimen Share Certificates - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio.



(4)(e)6    Specimen Share Certificate - Emerging Markets Value Portfolio.



(5)(a)1 Investment Management Agreement between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Sanford C. Bernstein & Co., Inc. ("Bernstein").

(5)(a)(1)2 Investment Management Agreement between the Registrant on behalf of California Municipal Portfolio and Bernstein.

(5)(a)(2)3 Investment Management Agreement between the Registrant on behalf of International Value Portfolio and Bernstein.

(5)(a)(3)4 Investment Management Agreement between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short
           Duration New York Municipal Portfolio and Bernstein.

(5)(a)(4)5 Amendment to Investment Management Agreement between the
           Registrant on behalf of Government Short Duration;
           Short Duration Plus; New York Municipal; Diversified
           Municipal; and Intermediate Duration Portfolios and Bernstein.

----------
1/ Supplied by Pre-Effective Amendment No. 2 to this registration statement. 2/ Supplied by Post-Effective Amendment No. 4 to this registration statement. 3/ Supplied by Post-Effective Amendment No. 7 to this registration statement. 4/ Supplied by Post-Effective Amendment No. 10 to this registration statement. 5/ Supplied by Post-Effective Amendment No. 11 to this registration statement.



6/  Supplied by Post-Effective Amendment No. 12 to this registration statement.

(5)(a)(5)6 Amendment to Investment Management Agreement between the
           Registrant on behalf of the California Municipal Portfolio and Bernstein.


(5)(a)(6)7 Investment Management Agreement between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein.





(5)(a)(7) Amendment No. 1 to Investment Management Agreement between the Registrant on behalf of the International Value Portfolio and Bernstein.



(5)(b)1 Shareholder Servicing and Administrative Agreement Between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Bernstein.

(5)(b)(1)2 Shareholder Servicing and Administrative Agreement Between the
           Registrant on behalf of California Municipal Portfolio and Bernstein.

(5)(b)(2)3 Shareholder Servicing and Administrative Agreement Between the
           Registrant on behalf of International Value Portfolio and Bernstein.

(5)(b)(3)4 Shareholder Servicing and Administrative Agreement between the
           Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio and Bernstein.

(5)(b)(4)7 Shareholder Servicing and Administrative Agreement between the
           Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein.

(6)(a)5 Distribution Agreement between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Bernstein.

----------
1/ Supplied by Post-Effective Amendment No. 3 to this registration statement. 2/ Supplied by Post-Effective Amendment No. 4 to this registration statement. 3/ Supplied by Post-Effective Amendment No. 7 to this registration statement.

4/ Supplied by Post-Effective Amendment No. 10 to this registration statement. 5/ Supplied by Pre-Effective Amendment No. 2 to this registration statement. 6/ Supplied by Post-Effective Amendment No. 11 to this registration statement.



7/  Supplied by Post-Effective Amendment No. 12 to this registration statement.

(6)(b)5 Distribution Agreement between the Registrant on behalf of California Municipal Portfolio and Bernstein.

(6)(c)7 Distribution Agreement between the Registrant on behalf of International Value Portfolio and Bernstein.

(6)(d)1 Distribution Agreement between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York
        Municipal Portfolio and Bernstein.



(6)(e)8 Distribution Agreement between the Registrant on behalf of the Emerging Markets Value Portfolio on Bernstein.



(7)     Not applicable.

(8)(a)2 Custodian Contract between the Registrant and State Street Bank and Trust Company.

(8)(b)3 Custodian Contract Fee Schedule.

(8)(c)3 Fee Information for Automated Securities Pricing.

(8)(d)3 Amendment to the Custodian Contract.

(8)(e)4 Second Amendment to the Custodian Contract.

(8)(f)5 Third Amendment to the Custodian Contract.

(8)(g)6 Custodian Contract Fee Schedule dated October 1, 1991.

----------
1/ Supplied by Post-Effective Amendment No. 10 to this registration statement. 2/ Supplied by Pre-Effective Amendment No. 2 to this registration statement. 3/ Supplied by Post-Effective Amendment No. 2 to this registration statement. 4/ Supplied by Post-Effective Amendment No. 3 to this registration statement.

5/ Supplied by Post-Effective Amendment No. 4 to this registration statement. 6/ Supplied by Post-Effective Amendment No. 6 to this registration statement. 7/ Supplied by Post-Effective Amendment No. 7 to this registration statement.



8/  Supplied by Post-Effective Amendment No. 12 to this registration statement.

(8)(h)5 Fourth Amendment to the Custodian Contract.

(8)(i)3 Custodian Fee Schedule dated August 20, 1993 - International Value Portfolio.

(8)(j)1 Fifth Amendment to the Custodian Contract.

(8)(k)1 Custodian Fee Schedule dated May 20, 1994 - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal
        Portfolio.



(8)(l)6 Sixth Amendment to the Custodian Contract.





(8)(m)  Custodian Fee Schedule dated July 27, 1995 - International Value
        Portfolio.




(8)(n) Custodian Fee Schedule dated August 21, 1995 - Emerging Markets Value Portfolio.




(8)(o)  Custodian Fee Schedule Amendment dated December 8, 1995 -
        International Value Portfolio.




(8)(p)  Custodian Fee Schedule Amendment dated December 8, 1995 -
        Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal,

        Short Duration New York Municipal, Short Duration California Municipal and Short Duration Diversified Municipal Portfolios.


(9)(a)2 Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company.

(9)(b)3 Fee Schedule for Services under Transfer Agency Agreement, dated December 22, 1992.

(9)(c)4 Amendment to the Transfer Agency Agreement.

(9)(d)5 Second Amendment to the Transfer Agency Agreement.

(9)(e)1 Third Amendment to the Transfer Agency Agreement.

(9)(f)1 Fee Schedule for Services under Transfer Agency Agreement, dated May 20, 1994.


(9)(g)6 Fourth Amendment to Transfer Agency Agreement.



----------
1/ Supplied by Post-Effective Amendment No. 10 to this registration statement. 2/ Supplied by Pre-Effective Amendment No. 2 to this registration statement. 3/ Supplied by Post-Effective Amendment No. 9 to this registration statement. 4/ Supplied by Post-Effective Amendment No. 4 to this registration statement. 5/ Supplied by Post-Effective Amendment No. 7 to this registration statement.



6/  Supplied by Post-Effective Amendment No. 12 to this registration statement.

(10)(a)1 Opinion of Counsel.

(10)(b)2 Opinion of Counsel - California Municipal Portfolio.

(10)(c)3 Opinion of Counsel - International Value Portfolio.

(10)(d)4 Opinion of Counsel - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration
         New York Municipal Portfolio.



(10)(e)5 Opinion of Counsel - Emerging Markets Value Portfolio.




(11)     Consent of Independent Accountants.

(12)     Not applicable.

(13)1    Purchase Agreement.

(14)     Not applicable.

(15)     Not applicable.

(16)(a)7 Schedules of Computation of Performance Quotations -
         Government Short Duration Portfolio; Short Duration Plus
         Portfolio; New York Municipal Portfolio; Diversified Municipal Portfolio; Intermediate Duration Portfolio.

(16)(b)8 Schedule of Computation of Performance Quotations - California Municipal Portfolio.

(16)(c)9 Schedule of Computation of Performance Quotations - Government Short Duration Portfolio; New York Municipal Portfolio,
         Diversified Municipal Portfolio; California Municipal Portfolio.

-------------
1/ Supplied by Pre-Effective Amendment No. 2 to this registration statement. 2/ Supplied by Post-Effective Amendment No. 4 to this registration statement. 3/ Supplied by Post-Effective Amendment No. 7 to this registration statement. 4/ Supplied by Post-Effective Amendment No. 10 to this registration statement.



5/  Supplied by Post-Effective Amendment No. 12 to this registration statement.



6/ Supplied by Post-Effective Amendment No. 2 to this registration statement. 7/ Supplied by Post-Effective Amendment No. 5 to this registration statement. 8/ Supplied by Post-Effective Amendment No. 6 to this registration statement.

(16)(d)1 Schedule of Computation of Performance Quotations -
         International Value Portfolio.

(16)(e)2 Schedules of Computation of Performance Quotations - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio.

Item 25.        Persons Controlled By or Under Common Control with
Registrant.

None.

Item 26.        Number of Holders of Securities.

Title of Class                                  Number of Record Holders



Bernstein Government
Short Duration Portfolio                        815   (As of December 20, 1995)
(Par value .001 per share)




Bernstein Short Duration
Plus Portfolio                                  2,412 (As of December 20, 1995)
(Par value .001 per share)




Bernstein New York
Municipal Portfolio                             1,730 (As of December 20, 1995)
(Par value .001 per share)




Bernstein Diversified
Municipal Portfolio                             2,384 (As of December 20, 1995)
(Par value .001 per share)




Bernstein Intermediate
Duration Portfolio                              3,956 (As of December 20, 1995)
(Par value .001 per share)





Bernstein California
Municipal Portfolio                             656 (As of December 20, 1995)
(Par Value .001 per share)




Bernstein International                         12,448 (As of December 20, 1995)
Value Portfolio
(Par Value .001 per share)




Bernstein Short Duration
California Municipal Portfolio                  304   (As of December 20, 1995)
(Par Value .001 per share)


-----------
1/ Supplied by Post-Effective Amendment No. 8 to this registration statement. 2/ Supplied by Post-Effective Amendment No. 11 to this registration statement.

Bernstein Short Duration
Diversified Municipal Portfolio                 458   (As of December 20, 1995)
(Par Value .001 per share)




Bernstein Short Duration
New York Municipal Portfolio                    221 (As of December 20, 1995)
(Par Value .001 per share)




Bernstein Emerging Markets                      17    (As of December 20, 1995)
Value Portfolio
(Par Value .001 per share)



Item 27.        Indemnification.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940

(the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation.

     As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreements, Section 3 of the respective Shareholder Servicing and Administrative Agreements, and Section 8 of the respective Distribution Agreements between the Registrant on behalf of its various Portfolios and Bernstein, Bernstein may be indemnified against certain liabilities which it may incur.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     As permitted by Article VII, Section 2 of the Bylaws, the Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have omitted conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     Section 2 of the respective Investment Management Agreements limits the liability of Bernstein to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under the Management Agreements.

     Section 2 of the respective Shareholder Servicing and Administrative Agreements and Section 9 of the respective Distribution Agreements limit the liability of Bernstein to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the respective Investment Management Agreements, Shareholder Servicing and Administrative Agreements, and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28.        Business and Other Connections of Investment Adviser.

     See "Manager and Distributor" in the Statement of Additional Information constituting Part B of this Registration Statement and "Management of the Portfolios" in the Prospectus constituting Part A of this Registration Statement.

Item 29.        Principal Underwriters

(a) Sanford C. Bernstein & Co., Inc. is the Distributor for no investment company other than the Registrant.

(b)
Name and                 Positions and                   Positions and
Principal Business       Offices with                    Offices with
Address                  Underwriter                     Registrant

Zalman C. Bernstein*     Chairman of the
                         Executive Committee


Lewis A. Sanders*        Chairman of the
                         Board, Chief Executive
                         Officer and Chief
                         Financial Officer

Roger Hertog*            President and Chief             President,
                         Operating Officer               Treasurer and
                                                         Director
Andrew S. Adelson*       Senior Vice President

Kevin R. Brine*          Senior Vice President

Charles C. Cahn,  Jr.*   Senior Vice President

Marilyn Goldstein Fedak* Chief Investment
                         Officer - Large
                         Capitalization Equities

Michael L. Goldstein*    Investment Strategist -
                         Institutional Services

Stuart K. Nelson*        Senior Vice President           Senior Vice
                         and General Counsel             President
                                                         and Director

Francis H. Trainer, Jr.* Senior Vice President           Senior Vice
                                                         President

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

-------------------
* Business Address is 767 Fifth Avenue
  New York, New York  10153

Item 30.        Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the Investment Company Act are maintained at the offices of Bernstein, One State Street Plaza, New York, NY 10004 and 767 Fifth Avenue, New York, New York 10153, except that some records pursuant to Rule 31a-1(b) are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171, the Registrant's Transfer Agent, and some records pursuant to Rule 31a-1(b)(4) are maintained at the offices of Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, New York 10022, counsel to the Registrant.

Item 31.        Management Services.

Not applicable.

Item 32.        Undertakings.

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  Signatures


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amended registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, hereto duly authorized in the City and State of New York on the 22nd day of January, 1996.


                                  Sanford C. Bernstein Fund, Inc.


                                  By: Roger Hertog, President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following in the capacity and on the date indicated.

Signature                 Title                   Date



Roger Hertog               President             January 22, 1996
                          (Principal
                           Executive
                           Officer),
                           Treasurer,
                          (Principal
                           Financial and
                           Accounting
                           Officer) and
                           Director



Stuart K. Nelson           Senior Vice           January 22, 1996
                           President
                           and Director



Arthur Aeder               Director              January 22, 1996




Peter L. Bernstein         Director              January 22, 1996





Theodore Levitt            Director              January 22, 1996




William Kristol            Director              January 22, 1996

Index to Exhibits

                                                                Sequentially
Exhibit Number          Description                             Numbered Pages


(5)(a)(7)               Amendment No. 1 to Investment
                        Management Agreement between
                        Registrant and Bernstein on
                        behalf of International Value              197
                        Portfolio                               __________

(8)(m)                  Custodian Fee Schedule dated
                        July 27, 1995 - International              199
                        Value Portfolio                         __________

(8)(n)                  Custodian Fee Schedule dated
                        August 21, 1995 - Emerging                 204
                        Markets Value Portfolio                 __________

(8)(o)                  Custodian Fee Schedule Amendment
                        dated December 8, 1995 -
                        International Value                        210
                        Portfolio                               __________

(8)(p)                  Custodian Fee Schedule Amendment
                        dated December 8, 1995 -
                        Government Short Duration,
                        Short Duration Plus, New York
                        Municipal, Diversified Municipal,
                        Intermediate Duration, California
                        Municipal, Short Duration New York
                        Municipal, Short Duration California
                        Municipal and Short Duration
                        Diversified Municipal                      212
                        Portfolios                              __________

(11)                    Consent of Independent                     214
                        Accountants                             __________